Exhibit 99.7















                       AMERICAN RADIO SYSTEMS CORPORATION
                                     Issuer






                               FLEET NATIONAL BANK
                                     Trustee





                                ----------------

                                    Indenture

                          Dated as of January 30, 1997

                                ----------------




                                  $200,000,000


                11 3/8% Subordinated Exchange Debentures due 2009

                       American Radio Systems Corporation

               Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of January 30, 1997


Trust Indenture                                    Indenture
  Act Section                                       Section

ss. 310(a)(1)   ...............................      609
       (a)(2)   ...............................      609
       (a)(3)   ...............................      Not
                                                   Applicable
       (a)(4)   ...............................      Not
                                                   Applicable
       (b)      ...............................      608
                                                     610
ss. 311(a)      ...............................      613
       (b)      ...............................      613
ss. 312(a)      ...............................      701
                                                     702(a)
       (b)      ...............................      702(b)
       (c)      ...............................      702(c)
ss. 313(a)      ...............................      703(a)
       (b)      ...............................      703(a)
       (c)      ...............................      703(a)
                                                     703(b)
       (d)      ...............................      703(b)
ss. 314(a)      ...............................      704
       (b)      ...............................      Not
                                                   Applicable
       (c)(1)   ...............................      102
       (c)(2)   ...............................      102
       (c)(3)   ...............................      Not
                                                   Applicable
       (d)      ...............................      Not
                                                  Applicable
       (e)      ...............................      102
ss. 315(a)      ...............................      601
                                                     603
       (b)      ...............................      602
       (c)      ...............................      601
       (d)      ...............................      601
       (d)(1)   ...............................      601
       (d)(2)   ...............................      601

Trust Indenture                                   Indenture
  Act Section                                      Section

ss. 316(a)(1)(A)...............................      512
       (a)(1)(B)...............................      513
       (a)(2)   ...............................      Not
                                                   Applicable
       (b)      ...............................      508
ss. 317(a)(1)   ...............................      503
       (a)(2)   ...............................      504
       (b)      ...............................      1003
ss. 318(a)      ...............................      107























--------------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                          Page

RECITALS OF THE COMPANY...................................................  1

                                   ARTICLE ONE

                        Definitions and Other Provisions
                               of General Application....... ..............  1

SECTION 101.  Definitions..................................................  1
                  Acquired Debt............................................  2
                  Act      ................................................  2
                  Affiliate................................................  2
                  American 9% Notes..........................................3
                  Asset Sale...............................................  3
                  Asset Swap...............................................  3
                  Authenticating Agent.....................................  3
                  Bankruptcy Code..........................................  3
                  blockage period..........................................  3
                  Board of Directors.......................................  3
                  Board Resolution.........................................  3
                  Broadcast Assets.........................................  4
                  Broadcast License........................................  4
                  Business Day.............................................  4
                  Capital Lease Obligation.................................  4
                  Capital Stock............................................  4
                  Cash Equivalents.........................................  4
                  Change of Control........................................  5
                  Commission...............................................  5
                  Common Stock.............................................  5
                  Company  ................................................  6
                  Company Request; Company Order...........................  6
                  Consolidated Interest Expense............................  6
                  Continuing Director......................................  6
                  Convertible Exchange Debentures............................6
                  Corporate Trust Office...................................  6
                  corporation..............................................  7
                  Credit Agreements........................................  7
                  Debt to EBITDA Ratio.....................................  7
                  Default  ................................................  8

                                                                          Page

                  Defaulted Interest.......................................  8
                  Designated Senior Debt...................................  8
                  Disposition..............................................  8
                  Disqualified Stock.......................................  8
                  EBITDA   ................................................  8
                  Equity Interests......................................... 10
                  Event of Default......................................... 10
                  Excess Proceeds.......................................... 10
                  Exchange Act............................................. 10
                  Exchangeable Preferred Stock..............................10
                  Existing Indebtedness.................................... 10
                  Existing Investments......................................10
                  Expiration Date.......................................... 10
                  EZ Notes..................................................10
                  Fair Market Value........................................ 10
                  FCC      ................................................ 11
                  GAAP     ................................................ 11
                  guarantee................................................ 11
                  Hedging Obligations...................................... 11
                  Holder   ................................................ 11
                  Immediate Family Member.................................. 11
                  incur    ................................................ 12
                  Indebtedness............................................. 12
                  Indenture................................................ 12
                  Interest Payment Date.................................... 12
                  Investments.............................................. 12
                  Issue Date............................................... 12
                  Lien     ................................................ 12
                  Maturity ................................................ 13
                  Maximum Aggregate Principal Amount........................13
                  Net Excess Proceeds...................................... 13
                  Net Proceeds............................................. 13
                  Obligations.............................................. 14
                  Offer    ................................................ 14
                  Offer to Purchase........................................ 14
                  Officers' Certificate.................................... 16
                  Opinion of Counsel....................................... 17
                  Outstanding.............................................. 17
                  pari passu............................................... 18
                  Paying Agent............................................. 18

                                                                           Page

                  Permitted Investment..................................... 18
                  Permitted Liens.......................................... 19
                  Permitted Sponsored Investee Indebtedness................ 21
                  Person   ................................................ 21
                  Predecessor Security..................................... 21
                  Preferred Stock Issue Date................................21
                  Principal Shareholders................................... 21
                  Proceeding............................................... 22
                  Public or 144A Equity Offering........................... 22
                  Purchase Amount.......................................... 22
                  Purchase Date............................................ 22
                  Purchase Money Indebtedness.............................. 22
                  Purchase Price........................................... 22
                  Radio Data................................................22
                  Redemption Date.......................................... 22
                  Redemption Price......................................... 22
                  Refinancing Indebtedness................................. 22
                  Regular Record Date...................................... 23
                  Related Party............................................ 23
                  Responsible Officer...................................... 23
                  Restricted Payments...................................... 23
                  Restricted Subsidiary.................................... 23
                  Secondary Securities......................................23
                  Securities............................................... 23
                  Securities Payment....................................... 23
                  Security Register; Security Registrar.................... 23
                  Senior Bank Debt......................................... 23
                  Senior Debt.............................................. 24
                  Senior Nonmonetary Default............................... 25
                  Senior Payment Default................................... 25
                  Significant Subsidiary................................... 25
                  Special Record Date...................................... 25
                  Sponsored Investee....................................... 25
                  Stated Maturity.......................................... 27
                  Subsidiary............................................... 27
                  Surviving Person......................................... 27
                  Tower    ................................................ 27
                  Tower Parent..............................................27
                  Trustee  ................................................ 27
                  Trust Indenture Act...................................... 27

                                                                           Page

                  Unrestricted Subsidiary.................................. 28
                  Unrestricted Subsidiary Indebtedness..................... 28
                  U.S. Government Obligations.............................. 29
                  Vice President........................................... 29
                  Weighted Average Life to Maturity........................ 29
                  Wholly Owned Restricted Subsidiary....................... 29

SECTION 102.  Compliance Certificates and Opinions......................... 29

SECTION 103.  Form of Documents Delivered to Trustee....................... 30

SECTION 104.  Acts of Holders; Record Date................................. 31

SECTION 105.  Notices, Etc., to Trustee and Company........................ 32

SECTION 106.  Notice to Holders; Waiver.................................... 33

SECTION 107.  Conflict with Trust Indenture Act............................ 33

SECTION 108.  Effect of Headings and Table of Contents..................... 34

SECTION 109.  Successors and Assigns....................................... 34

SECTION 110.  Separability Clause.......................................... 34

SECTION 111.  Benefits of Indenture........................................ 34

SECTION 112.  Governing Law................................................ 34

SECTION 113.  Legal Holidays............................................... 34

SECTION 114.  Counterparts and Duplicate Originals......................... 35

                                   ARTICLE TWO

                                  Security Forms........................... 35

SECTION 201.  Forms Generally.............................................. 35

SECTION 202.  Form of Face of Security..................................... 36

                                                                          Page

SECTION 203.  Form of Reverse of Security.................................. 38

SECTION 204.  Form of Trustee's Certificate of
             Authentication................................................ 42

                           ARTICLE THREE

                           The Securities.................................. 42

SECTION 301.  Title and Terms.............................................. 42

SECTION 302.  Denominations................................................ 44

SECTION 303.  Execution, Authentication, Delivery
             and Dating.................................................... 44

SECTION 304.  Temporary Securities......................................... 45

SECTION 305.  Registration, Registration of Transfer
                      and Exchange......................................... 46

SECTION 306.  Mutilated, Destroyed, Lost and
             Stolen Securities............................................. 47

SECTION 307.  Payment of Interest; Interest
             Rights Preserved.............................................. 48

SECTION 308.  Persons Deemed Owners........................................ 50

SECTION 309.  Cancellation................................................. 50

SECTION 310.  Computation of Interest...................................... 50

                                  ARTICLE FOUR

                            Satisfaction and Discharge..................... 51

SECTION 401.  Satisfaction and Discharge of Indenture...................... 51

SECTION 402.  Application of Trust Money................................... 52

                                                                           Page

                                  ARTICLE FIVE

                                    Remedies............................... 53

SECTION 501.  Events of Default............................................ 53

SECTION 502.  Acceleration of Maturity; Rescission
             and Annulment................................................. 56

SECTION 503.  Collection of Indebtedness and Suits
             for Enforcement by Trustee.................................... 57

SECTION 504.  Trustee May File Proofs of Claim............................. 58

SECTION 505.  Trustee May Enforce Claims
             Without Possession of Securities.............................. 59

SECTION 506.  Application of Money Collected............................... 59

SECTION 507.  Limitation on Suits.......................................... 60

SECTION 508.  Unconditional Right of Holders to
             Receive Principal, Premium and
             Interest...................................................... 61

SECTION 509.  Restoration of Rights and Remedies........................... 61

SECTION 510.  Rights and Remedies Cumulative............................... 61

SECTION 511.  Delay or Omission Not Waiver................................. 62

SECTION 512.  Control by Holders........................................... 62

SECTION 513.  Waiver of Past Defaults...................................... 62

SECTION 514.  Undertaking for Costs........................................ 63

SECTION 515.  Waiver of Stay or Extension Laws............................. 63

                                                                          Page

                                   ARTICLE SIX

                                     The Trustee........................... 64

SECTION 601.  Certain Duties and Responsibilities.......................... 64

SECTION 602.  Notice of Defaults........................................... 64

SECTION 603.  Certain Rights of Trustee.................................... 64

SECTION 604.  Not Responsible for Recitals
             or Issuance of Securities..................................... 66

SECTION 605.  May Hold Securities.......................................... 66

SECTION 606.  Money Held in Trust.......................................... 66

SECTION 607.  Compensation and Reimbursement............................... 66

SECTION 608.  Disqualification; Conflicting Interests...................... 67

SECTION 609.  Corporate Trustee Required; Eligibility...................... 67

SECTION 610.  Resignation and Removal;
             Appointment of Successor...................................... 68

SECTION 611.  Acceptance of Appointment by Successor....................... 69

SECTION 612.  Merger, Conversion, Consolidation
             or Succession to Business..................................... 70

SECTION 613.  Preferential Collection
             of Claims Against Company..................................... 70

SECTION 614.  Appointment of Authenticating Agent.......................... 70

                                  ARTICLE SEVEN

            Holders' Lists and Reports by Trustee and Company.............. 73

                                                                          Page

SECTION 701.  Company to Furnish Trustee
             Names and Addresses of Holders................................ 73

SECTION 702.  Preservation of Information;
             Communications to Holders..................................... 73

SECTION 703.  Reports by Trustee........................................... 74

SECTION 704.  Reports by Company........................................... 74

                                  ARTICLE EIGHT

       Consolidation, Merger, Conveyance, Transfer or Lease................ 74

SECTION 801.  Limitation on Merger, Consolidation
             and Sale of Assets............................................ 74

SECTION 802.  Successor Substituted........................................ 75

                                  ARTICLE NINE

                             Supplemental Indentures....................... 75

SECTION 901.  Supplemental Indentures
             Without Consent of Holders.................................... 75

SECTION 902.  Supplemental Indentures
             with Consent of Holders....................................... 76

SECTION 903.  Execution of Supplemental Indentures......................... 78

SECTION 904.  Effect of Supplemental Indentures............................ 78

SECTION 905.  Conformity with Trust Indenture Act.......................... 78

SECTION 906.  Reference in Securities
             to Supplemental Indentures.................................... 78

                                                                          Page
                                   ARTICLE TEN

                                   Covenants............................... 79

SECTION 1001.  Payment of Principal, Premium and
                  Interest................................................. 79

SECTION 1002.  Maintenance of Office or Agency............................. 79

SECTION 1003.  Money for Security
                  Payments to be Held in Trust............................. 80

SECTION 1004.  Existence................................................... 81

SECTION 1005.  Maintenance of Properties................................... 82

SECTION 1006.  Payment of Taxes and Other Claims........................... 82

SECTION 1007.  Maintenance of Insurance.................................... 82

SECTION 1008.  Limitation on Certain Asset Sales........................... 83

SECTION 1009.  Limitation on Asset Swaps................................... 84

SECTION 1010.  Limitation on Restricted Payments........................... 85

SECTION 1011.              Limitation on Incurrence of Indebtedness
                           and Issuance of Preferred Stock................. 88

SECTION 1012.  Limitation on Liens......................................... 90

SECTION 1013.              Limitation on Restricted Subsidiary
                           Equity Interests................................ 90

SECTION 1014. Limitation on Dividend and Other Payment Restrictions Affecting Restricted
                           Subsidiaries.................................... 90

SECTION 1015.  Transactions with Affiliates................................ 92

SECTION 1016.  Provision of Financial Information.......................... 93

                                                                           Page

SECTION 1017.  Change of Control........................................... 94

SECTION 1018.  Statement by Officers as to Default;
                  Compliance Certificates.................................. 94

SECTION 1019.  Waiver of Certain Covenants................................. 95

                                 ARTICLE ELEVEN

                           Redemption of Securities........................ 95

SECTION 1101.  Right of Redemption......................................... 95

SECTION 1102.  Applicability of Article.................................... 96

SECTION 1103.  Election to Redeem; Notice to Trustee....................... 96

SECTION 1104.  Selection by Trustee of Securities to Be
                  Redeemed................................................. 96

SECTION 1105.  Notice of Redemption........................................ 97

SECTION 1106.  Deposit of Redemption Price................................. 97

SECTION 1107.  Securities Payable on Redemption Date....................... 98

SECTION 1108.  Securities Redeemed in Part................................. 98

                                 ARTICLE TWELVE

                          Subordination of Securities...................... 99

SECTION 1201.  Securities Subordinate to Senior Debt....................... 99

SECTION 1202.   Payment Over of Proceeds Upon
                Dissolution, Etc........................................... 99

SECTION 1203.  No Payment When Senior Debt in
                  Default..................................................101

                                                                          Page

SECTION 1204.  Payment Permitted If No Default............................. 103

SECTION 1205.  Subrogation to Rights of Holders of
               Senior Debt................................................. 103

SECTION 1206.  Provisions Solely to Define Relative
               Rights...................................................... 103

SECTION 1207.  Trustee to Effectuate Subordination......................... 104

SECTION 1208.  No Waiver of Subordination Provisions....................... 104

SECTION 1209.  Notice to Trustee........................................... 105

SECTION 1210.  Reliance on Judicial Order or
               Certificate of Liquidating Agent............................ 106

SECTION 1211.  Trustee Not Fiduciary for Holders of
               Senior Debt................................................. 106

SECTION 1212.  Rights of Trustee as Holder of Senior
                  Debt; Preservation of Trustee's Rights................... 106

SECTION 1213.  Article Applicable to Paying Agents......................... 107

SECTION 1214.  Defeasance of this Article Twelve........................... 107

                                ARTICLE THIRTEEN

                        Defeasance and Covenant Defeasance................. 107

SECTION 1301.  Company's Option to Effect Defeasance or
                  Covenant Defeasance...................................... 107

SECTION 1302.  Defeasance and Discharge.................................... 108

SECTION 1303.  Covenant Defeasance......................................... 108

SECTION 1304.  Conditions to Defeasance or
                           Covenant Defeasance............................. 109


SECTION 1305.  Deposited Money and U.S. Government
                 Obligations to be Held in Trust;
                 Other Miscellaneous Provisions............................ 111

SECTION 1306.  Reinstatement............................................... 112

         INDENTURE, dated as of January 30, 1997 between AMERICAN RADIO SYSTEMS CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company") and having its principal office at 116 Huntington Avenue, Boston, Massachusetts 02116, and Fleet National Bank, a national banking association duly organized and existing under the laws of the United States of America, as Trustee (herein called the "Trustee").


                           RECITALS OF THE COMPANY

         The Company has duly authorized the creation of an issue of its 11 3/8% Subordinated Exchange Debentures due 2009 of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

         All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obliga tions of the Company, and to make this Indenture a valid agreement of the Company in accordance with its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and propor tionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

SECTION 101.  Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP (whether or not such is indicated herein), and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" or "GAAP" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted as consistently applied by the Company at the Preferred Stock Issue Date;

                  (4) unless otherwise specifically set forth herein, all calculations or determina tions of a Person shall be performed or made on a consolidated basis in accordance with generally accepted accounting principles; and

                  (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         Certain terms, used principally in Article Six, are defined in that Article.

         "Acquired Debt" means, with respect to any specified Person, Indebtedness of any other Person existing at the time such other Person merges with or into, or becomes a Subsidiary of, such specified Person, including Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into, or becoming a Subsidiary of, such specified Person.

         "Act", when used with respect to any Holder, has the meaning specified in Section 104.

         "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control of" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with") any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the voting securities of a Person shall be deemed to be control.

         "American 9% Notes" means the 9% Senior Subordinated Notes due 2006 issued pursuant to the Indenture, dated as of February 1, 1996, among the Company, the subsidiary guarantor named therein and Fleet National Bank, as Trustee, as such Indenture has been and may be amended or supplemented.

         "Asset Sale" has the meaning specified in Section 1008.

         "Asset Swap" means the execution of a definitive agreement, subject only to FCC approval, expiration or earlier termination of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 waiting period to the extent applicable and other customary closing conditions, that the Company in good faith believes will be satisfied, for a substantially concurrent purchase and sale, or exchange, of Broadcast Assets between the Company or any of its Restricted Subsidiaries and another Person or group of Affiliated Persons; provided that any amendment to or waiver of any closing condition which individually or in the aggregate is material to the Asset Swap shall be deemed to be a new Asset Swap.

         "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

         "Bankruptcy Code" means Title 11, United States Bankruptcy Code of 1978, as amended, or any similar United States federal or state law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law.

         "blockage period" has the meaning specified in Section 1203.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Broadcast Assets" means assets used or useful in the ownership or operation of an AM or FM radio station.

         "Broadcast License" means an authorization issued by the FCC for the operation of an AM or FM radio station.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

         "Capital Lease Obligation" means, at any time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized on the balance sheet in accordance with GAAP.

         "Capital Stock" means (i) in the case of a corporation,  capital stock,
(ii) in the case of any association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) or capital stock and (iii) in the case of a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership.

         "Cash Equivalents" means (i) United States dollars, (ii) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having maturities of less than one year from the date of acquisition, (iii) certificates of deposit and eurodollar time deposits with maturities of less than one year from the date of acquisition, bankers' acceptances with maturities of less than one year and overnight bank deposits, in each case with any lender party to either of the Credit Agreements or with any domestic commercial bank having capital and surplus in excess of $500,000,000 and a Keefe Bank Watch Rating of "B" or better, (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (ii) and (iii) entered into with any financial institution meeting the qualifications specified in clause (iii) above and (v) commercial paper having the highest rating obtainable from Moody's Investors Service, Inc. or Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc., and in each case maturing within nine months after the date of acquisition.

         "Change of Control" means the occurrence of any of the following:

         (i) the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the Company's assets to any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act) (other than the Principal Shareholders or their Related Parties),

         (ii) the adoption of a plan relating to the liquidation or dissolution of the Company,

         (iii) the acquisition, directly or indirectly, by any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act) (other than one or more of the Principal Shareholders and their Related Parties) of 40% or more of the voting power of the voting stock of the Company by way of merger or consolidation or otherwise, provided that such acquisition will not constitute a "Change of Control" unless or until such Person or group owns, directly or indirectly, more of the voting power of the voting stock of the Company than the Principal Shareholders and their Related Parties, or

         (iv) the Continuing Directors cease for any reason to constitute a majority of the directors of the Company then in office.

         For purposes of this definition, any transfer of an Equity Interest of an entity that was formed for the purpose of acquiring voting stock of the Company shall be deemed to be a transfer of such portion of such voting stock as corresponds to the portion of the equity of such entity that has been so transferred.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Stock" of any Person means Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Company" shall mean such successor Person.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Chief Executive Officer, its President, a Chief Operating Officer, a Vice President, or its Chief Financial Officer, and, without duplication, by its Treasurer, an Assistant Treasurer, its Controller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Consolidated Interest Expense" means, without duplication, with respect to any period, the sum of (i) the interest expense and all capitalized interest of the Company and its Restricted Subsidiaries for such period, on a consolidated basis, including, without limitation, (a) amortization of debt discount, (b) the net cost under interest rate contracts (including amortization of debt discount), (c) the interest portion of any deferred payment obligation and (d) accrued interest, plus (ii) the interest component of any Capital Lease Obligation paid or accrued or scheduled to be paid or accrued by the Company during such period, determined on a consolidated basis in accordance with GAAP.

         "Continuing Director" means any member of the Board of Directors of the Company who (i) is a member of that Board of Directors on the Preferred Stock Issue Date or (ii) was nominated for election by either (a) one or more of the Principal Shareholders (or a Related Party thereof) or (b) the Board of Directors a majority of whom were directors at the Preferred Stock Issue Date or whose election or nomination for election was previously approved by one or more of the Principal Shareholders or such directors.

         "Convertible Exchange Debentures" means the 7% Convertible Subordinated Debentures Due 2011 issued pursuant to the Indenture, dated as of June 25, 1996, between the

Company and Bank of Montreal Trust Company, as such Indenture may be amended or supplemented.

         "Corporate Trust Office" means the principal office of the Trustee located at 777 Main Street, CT/MO/0238, Hartford, CT 06115 and its office located at 14 Wall Street, New York, N.Y. 10005 in the Borough of Manhattan, The City of New York at which at any particular time its corporate trust business shall be administered.

         "corporation"  means  a  corporation,   association,  company,  limited
liability company, joint-stock company, partnership or business trust.

         "Credit Agreements" means both the $550,000,000 Credit Agreement and the $350,000,000 Credit Agreement, each dated as of January 24, 1997, among the Company, The Bank of New York, as collateral agent and administrative agent, the co- syndication agents, managing agents, the agent and the co- agents parties thereto and the lenders named therein, including in each case (i) any related notes, guarantees (including guarantees by the Company's Subsidiaries), collateral documents, instruments and agreements executed in connection therewith, and in each case as amended, modified, renewed, refunded, replaced or refinanced from time to time, and (ii) any notes, guarantees (including guarantees by the Company's Subsidiaries), collateral documents, instruments and agreements executed in connection with any such amendment, modification, renewal, refunding, replacement or refinancing.

         "Debt to EBITDA  Ratio" means,  with respect to any date,  the ratio of
(a) the aggregate principal amount of all outstanding Indebtedness (excluding Hedging Obligations, including interest rate swap obligations, that are incurred in the ordinary course of business for the purpose of fixing or hedging interest rate risk with respect to any floating rate Indebtedness that is permitted by the terms of this Indenture to be outstanding) of the Company and its Restricted Subsidiaries as of such date on a consolidated basis, plus the aggregate liquidation preference or redemption amount of all outstanding Disqualified Stock of the Company and its Restricted Subsidiaries as of such date (excluding any such Disqualified Stock held by the Company or a Wholly Owned Restricted Subsidiary), to (b) EBITDA of the Company and its Restricted Subsidiaries on a consolidated basis for the four most recent full fiscal quarters ending immediately prior to such date, determined on a pro forma basis after giving effect to each acquisition or disposition of assets made by the Company and its Restricted Subsidiaries from the beginning of such four-quarter period through such date as if such acquisition or disposition had occurred at the beginning of such four-quarter period.

         "Default" means any event that is, or after the giving of notice or passage of time or both would be, an Event of Default.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Designated Senior Debt" means (i) the Senior Bank Debt, and (ii) any other Senior Debt of the Company permitted under this Indenture, the principal amount of which is $25,000,000 or more at the time of designation by the Company in a written instrument delivered to the Trustee.

         "Disposition" means, with respect to any Person, any merger, consolidation or other business combination involving such Person (whether or not such Person is the Surviving Person) or the sale, assignment, transfer, lease conveyance or other disposition of all or substantially all of such Person's assets.

         "Disqualified Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof (other than upon a Change of Control of the Company in circumstances where the holders of the Securities would have similar rights), in whole or in part on or prior to one year after the Stated Maturity of the Securities. The amount of Disqualified Stock shall be the greater of the liquidation preference or mandatory or optional redemption price thereof.

         "EBITDA" of a specified Person means, for any period, the consolidated net income of such specified Person and its Restricted Subsidiaries for such period:

         (i) plus (without duplication and to the extent involved in computing such consolidated net income) (a) interest expense, (b) provision for income taxes, (c) depreciation and amortization and other non-cash charges (including amortization of goodwill and other intangibles and barter expenses), (d) EBITDA of Sponsored Investees (where such Person is the Company), and (e) local marketing agreement expenses; and

         (ii) minus (without duplication and to the extent involved in computing such consolidated net income) (a) any gains (or plus losses), together with any related provision for taxes on such gains or losses, realized in connection with any sale of assets (including, without limitation, dispositions pursuant to sale and leaseback transactions), (b) any non-cash or extraordinary gains (or plus losses), together with any related provision for taxes on such extraordinary gains or losses, (c) the amount of any cash payments related to non-cash charges that were added back in determining EBITDA in any prior period, (d) barter revenues, and (e) interest attributable to Indebtedness of Sponsored Investees (where such Person is the Company) that is owed to the Company or a Restricted Subsidiary, together with any taxes attributable thereto;

provided that:

         (i) the net income of any other Person (other than a Sponsored Investee) that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to such specified Person whose EBITDA is being determined or a Wholly Owned Restricted Subsidiary thereof;

         (ii) the net income of any other Person that is a Restricted Subsidiary (other than a Wholly Owned Restricted Subsidiary) or is an Unrestricted Subsidiary shall be included only to the extent of the amount of dividends or distributions paid in cash to such specified Person whose EBITDA is being determined or a Wholly Owned Restricted Subsidiary thereof;

         (iii) the net income (loss) of any other Person acquired after the Preferred Stock Issue Date in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded (to the extent otherwise included); and

         (iv) gains or losses from sales of assets other than sales of assets acquired and held for resale in the ordinary course of business shall be excluded (to the extent otherwise included).

All of the foregoing will be determined in accordance with GAAP.

         "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (including any Indebtedness or Disqualified Stock that is convertible into, or exchangeable for, Capital Stock).

         "Event of Default" has the meaning specified in Section 501.

         "Excess Proceeds" has the meaning specified in Section 1008.

         "Exchange Act" means the Securities Exchange Act of 1934 as it may be amended and any successor act thereto.

         "Exchangeable Preferred Stock" means the Company's 11 3/8% Cumulative Exchangeable Preferred Stock, par value $.01 per share, or shares of the Company's preferred stock of any other class or series issued in exchange therefor.

         "Existing Indebtedness" means any outstanding Indebtedness of the Company and its Restricted Subsidiaries as of the Issue Date or which thereafter becomes Indebtedness of the Company or any of its Restricted Subsidiaries as a result of the merger of EZ Communications, Inc. into the Company and which was outstanding Indebtedness of EZ Communications, Inc. or its Subsidiaries on the Issue Date.

         "Existing Investments" means any Investments of the Company and its Restricted Subsidiaries (other than Investments in Unrestricted Subsidiaries) as of the Preferred Stock Issue Date or which thereafter becomes an Investment of the Company or any of its Restricted Subsidiaries as a result of the merger of EZ Communications, Inc. into the Company, and was an Investment of EZ Communications, Inc. or its Subsidiaries on the Preferred Stock Issue Date.

         "Expiration Date" has the meaning specified in the definition of Offer to Purchase.

         "EZ Notes" means the 9 3/4% Senior Subordinated Notes Due 2005 issued pursuant to the Indenture, dated as of November 21, 1995, between State Street Bank and Trust Company, as Trustee, and EZ Communications, Inc., as such Indenture has been and may be amended or supplemented, and as assumed by the Company in connection with the merger of EZ Communications, Inc. into the Company.

         "Fair Market Value" means, with respect to any asset or property, the sale value that would be obtained in an arm's- length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy. All determinations of Fair Market Value shall be made by the Board of Directors of the Company and shall be evidenced by a resolution of such Board set forth in an Officers' Certificate delivered to the Trustee, upon which the Trustee may conclusively rely.

         "FCC" means the Federal Communications Commission, as from time to time constituted, created under the Federal Communications Act of 1934, or, if at any time after the execution of this Indenture, the FCC is not existing and performing the duties now assigned to it under such act, then the body performing such duties at such time.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the Preferred Stock Issue Date.

         "guarantee" means a guarantee (other than by endorsement of negotiable instruments for collection or deposit in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness.

         "Hedging Obligations" means, with respect to any Person, the Obligations of such Person under (i) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and (ii) other agreements or arrangements designed to protect such Person against fluctuations in interest rates.

         "Holder" means a Person in whose name a Security is registered in the Security Register.

         "Immediate Family Member" means, with respect to any individual, such individual's spouse (past or current), descendants (natural or adoptive, of the whole or half blood) of the parents of such individual, such individual's grandparents and parents (natural or adoptive), and the grandparents, parents and descendants of parents (natural or adoptive, of the whole or half blood) of such individual's spouse (past or current).

         "incur" means, with respect to any obligation of any Person, to create, issue, incur, assume or directly or indirectly guarantee or in any other manner become directly or indirectly liable for any Indebtedness (and "incurrence", "incurred", "incurrable" and "incurring" shall have meanings correlative to the foregoing).

         "Indebtedness" means, with respect to any Person, whether or not contingent, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices) or which is evidenced by a note, bond, debenture or similar instrument, (ii) all Capital Lease Obligations of such Person, (iii) all obligations of such Person in respect of letters of credit or bankers' acceptances issued or created for the account of such Person, (iv) all Hedging Obligations of such Person, (v) all liabilities secured by any Lien on any property owned by such Person even if such Person has not assumed or otherwise become liable for the payment thereof to the extent of the value of the property subject to such Lien, and (vi) to the extent not otherwise included, any guarantee by such person of any other Person's indebtedness or other obligations described in clauses (i) through (v) above.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

         "Interest Payment Date" means the Stated Maturity of an instalment of interest on the Securities.

         "Investments" means, with respect to any Person, all investments by such Person in other Persons (including Affiliates of such Person) in the form of loans, guarantees, advances or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities of any other Person and all other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

         "Issue Date" means the date of initial issuance of the Securities in exchange for Exchangeable Preferred Stock pursuant to this Indenture.

         "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in any asset and any filing of, or agreement to give, any financing statement under the "Uniform Commercial Code" (or equivalent statutes) of any jurisdiction).

         "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of accel eration, call for redemption or otherwise.

         "Maximum  Aggregate  Principal  Amount"  has the  meaning  set forth in
Section 301.

         "Net Excess Proceeds" has the meaning set forth in Section 1008.

         "Net Proceeds" means, with respect to any Asset Sale by any Person, the aggregate cash proceeds received by such Person in respect of such Asset Sale, which amount is equal to the excess, if any, of:

         (i) the cash received by such Person (including any cash payments received by way of deferred payment pursuant to, or monetization of, a note or installment receivable or otherwise, but only as and when received) in connection with such Asset Sale, over

         (ii) the sum of

                  (a) the amount of any Indebtedness including any premium thereon and fees and expenses associated therewith which is required to be repaid by such Person in connection with such Asset Sale, plus (b) the out-of-pocket expenses (1) incurred by such Person in connection with such Asset Sale, and (2) if such Person is a Restricted Subsidiary, incurred in connection with the transfer of such amount to the parent company or entity of such Person, plus

                  (c) provision for taxes, including income taxes, attributable to the Asset Sale or attributable to required prepayments or repayments of Indebtedness with the proceeds of such Asset Sale, plus

                  (d) a reasonable reserve for the after-tax cost of any indemnification payments (fixed or contingent) attributable to the seller's indemnities to the purchaser in respect of such Asset Sale undertaken by the Company or any of its Restricted Subsidiaries in connection with such Asset Sale.

         "Obligations"   means  any  principal,   interest,   penalties,   fees,
indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

         "Offer" has the meaning specified in the definition of Offer to Purchase.

         "Offer to Purchase" means a written offer ("Offer") to each Holder at such holder's address appearing in the Security Register on the date of the Offer, offering to purchase in cash up to the principal amount of Securities specified in such Offer at a purchase price equal to 101% of the principal amount of the Securities plus accrued and unpaid interest, if any. Unless otherwise required by applicable law, the Offer shall specify an expiration date ("Expiration Date") of the Offer to Purchase which shall be, subject to any contrary requirements of applicable law, not less than 30 days or more than 60 days after the date of such Offer and a settlement date ("Purchase Date") for purchase of Securities within five Business Days after the Expiration Date. The Company shall notify the Trustee at least 15 Business Days (or such shorter period as is acceptable to the Trustee) prior to the mailing of the Offer of the Company's obligation to make an Offer to Purchase, and the Offer shall be sent by first class mail by the Company or, at the Company's request and expense, by the Trustee in the name and at the expense of the Company. The Offer shall contain information concerning the business of the Company and its Subsidiaries which the Company in good faith believes will enable such Holders to make an informed decision with respect to the Offer to Purchase (which at a minimum will include (i) the most recent annual and quarterly financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the documents required to be filed with the Trustee pursuant to Section 1016 (which requirements may be satisfied by delivery of such documents together with the Offer), (ii) a description of material developments in the Company's business subsequent to the date of the latest of such financial statements referred to in Clause (i) (including a description of the events requiring the Company to make the Offer to Purchase), (iii) if applicable, appropriate pro forma financial information concerning the Offer to Purchase and the events requiring the Company to make the Offer to Purchase and
(iv) any other information required by applicable law to be included therein. The Offer shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Offer to Purchase. The Offer shall also state:

                  (1) the Section of this Indenture pursuant to which the Offer to Purchase is being made;

                  (2)      the Expiration Date and the Purchase Date;

                  (3) the aggregate principal amount of the Outstanding Securities offered to be purchased by the Company (the "Purchase Amount") pursuant to the Offer to Purchase (including, if less than 100%, the manner by which such has been determined pursuant to the Section hereof requiring the Offer to Purchase);

                  (4) the purchase price to be paid by the Company (the "Purchase Price") for each $1,000 aggregate principal amount of Securities accepted for payment (as specified pursuant to this Indenture);

                  (5) that the Holder may tender all or any portion of the Securities registered in the name of such Holder and that any portion of Securities tendered must be tendered in an integral multiple of $1,000 principal amount;

                  (6) the place or places where Securities are to be surrendered for tender pursuant to the Offer to Purchase;

                  (7) that interest on any Security not tendered or tendered but not purchased by the Company pursuant to the Offer to Purchase will continue to accrue;

                  (8) that on the Purchase Date the Purchase Price will become due and payable upon each Security being accepted for payment pursuant to the Offer to Purchase and that interest thereon shall cease to accrue on and after the Purchase Date;

                  (9) that each Holder electing to tender a Security pursuant to the Offer to Purchase will be required to surrender such Security at the place or places specified in the Offer prior to the close of business on the Expiration Date (such Security being, if the Company or the Trustee so requires, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing);

                  (10) that Holders will be entitled to withdraw all or any portion of Securities tendered if the Company (or the Paying Agent) receives, not later than the close of business on the Expiration Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security that the Holder tendered, the certificate number of the Security that the Holder tendered and a statement that such Holder is withdraw ing all or a portion of his tender;

                  (11) that (a) if Securities in an aggregate principal amount less than or equal to the Purchase Amount are duly tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase all such Securities and (b) if Securities in an aggregate principal amount in excess of the Purchase Amount are tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase Securities having an aggregate principal amount equal to the Purchase Amount on a pro rata basis (with such adjustments as may be deemed appropriate so that only Securities in denominations of $1,000 or integral multiples thereof shall be purchased); and

                  (12) that in the case of any Holder whose Security is purchased only in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unpurchased portion of the Security so tendered.

Any Offer to Purchase shall be governed by and effected in accordance with the Offer for such Offer to Purchase.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, the Chief Executive Officer, President, a Chief Operating Officer, a Vice President, or the Chief Financial Officer and, without duplication, by the Treasurer, an Assistant Treasurer, Controller, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion, in form and substance reasonably satisfactory to the Trustee, of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

         "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore cancelled by the Trustee pursuant to a Company request or delivered to the Trustee for cancellation;

             (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Inden ture or provision therefor satisfactory to the Trustee has been made; and

           (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstand ing, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the reasonable satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

         "pari passu", or parity with, when used with respect to the ranking of any Indebtedness of any Person in relation to other Indebtedness of such Person, means that each such Indebtedness (a) either (i) is not subordinated in right of payment to any other Indebtedness of such Person or (ii) is subordinate in right of payment to the same Indebtedness of such Person as is the other and is so subordinate to the same extent and (b) is not subordinate in right of payment to the other or to any Indebtedness of such Person as to which the other is not so subordinate.

         "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

         "Permitted Investment" means:

         (i) any Investment in the Company or any Wholly Owned Restricted Subsidiary;

         (ii) any Investment in Cash Equivalents;

         (iii) any  Investment  in a Person if, as a result of such  Investment,
         (a) such Person becomes a Wholly Owned Restricted Subsidiary of the Company, or (b) such Person either (1) is merged, consolidated or amalgamated with or into the Company or one of its Wholly Owned Restricted Subsidiaries and the Company or such Wholly Owned Restricted Subsidiary is the Surviving Person or the Surviving Person becomes a Wholly Owned Restricted Subsidiary, or (2) transfers or conveys all or substantially all of its assets to, or is liquidated into, the Company or one of its Wholly Owned Restricted Subsidiaries;

         (iv) any Investment in a Sponsored  Investee as  contemplated by clause
         (ii) of the definition of "Sponsored Investee";

         (v) any Investment in accounts and notes receivable acquired in the ordinary course of business;

         (vi) notes from employees issued to the Company representing payment of the exercise price of options to purchase capital stock of the Company;

         (vii) investments in Tower Parent and Tower (excluding Existing Investments) aggregating up to $25,000,000 in cash and/or property made within two years from the Preferred Stock Issue Date, provided that at the time of and immediately after giving effect to each proposed Investment, (a) each of Tower Parent and Tower is an Unrestricted Subsidiary, (b) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof and (c) the Debt to EBITDA Ratio of the Company and its Restricted Subsidiaries is 7.0:1 or less;

         (viii) Investments in Unrestricted Subsidiaries represented by shares of Capital Stock (other than Disqualified Stock) of the Company or assets and property acquired in exchange for Capital Stock (other than Disqualified Stock) of the Company; and

         (ix) any Existing Investment.

Any Investment in an Unrestricted Subsidiary shall not be a Permitted Investment unless included in clauses (i) through (ix) above.

         "Permitted Liens" means (i) Liens securing Senior Debt; (ii) Liens in favor of the Company or any Restricted Subsidiary; (iii) Liens on property of a Person existing at the time such Person is merged with or into or consolidated with the Company or any Restricted Subsidiary, provided that such Liens were in existence prior to the contemplation of such merger or consolidation and do not extend to any assets other than those of the Person merged with or into or consolidated with the Company or any Restricted Subsidiary; (iv) Liens on property existing at the time of acquisition thereof by the Company or any Restricted Subsidiary, provided that such Liens were in existence prior to the contemplation of such acquisition; (v) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds, bids, tenders, contracts (other than contracts for the payment of money) escrow deposits in connection with permitted acquisitions, leases or other obligations of a like nature incurred in the ordinary course of business; (vi) Liens existing on the Issue Date; (vii) Liens for taxes, workers compensation, unemployment insurance, social security obligations, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded, provided that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor; (viii) Liens imposed by law, such as mechanics', carriers', warehousemen's, materialmen's, and vendors' Liens, incurred in good faith in the ordinary course of business with respect to amounts not yet delinquent or being contested in good faith by appropriate proceedings if a reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made therefor; (ix) zoning restrictions, easements, licenses, covenants, reservations, restrictions on the use of real property or minor irregularities of title incident thereto that do not, in the aggregate, materially detract from the value of the property or the assets of the Company or materially impair the use of such property in the operation of the Company's business; (x) judgment Liens to the extent that such judgments do not cause or constitute a Default or an Event of Default; (xi) Liens to secure the payment of all or a part of the purchase price of property or assets acquired or the construction costs of property or assets constructed in the ordinary course of business on or after the date of this Indenture, provided that (a) such property or assets are used in the same or similar line of business as the Company was engaged in on the date of this Indenture, (b) at the time of incurrence of any such Lien, the aggregate principal amount of the obligations secured by such Lien does not exceed the lesser of the cost or Fair Market Value of the assets or property (or portions thereof) so acquired or constructed, (c) each such Lien encumbers only the assets or property (or portions thereof) so acquired or constructed and attaches to such assets or property within 120 days of the purchase or construction thereof and (d) any Indebtedness secured by such Lien is permitted to be incurred under Section 1011; (xii) to the extent deemed to create a Lien, any negative pledge covenants contained in any Senior Debt; (xiii) Liens arising in connection with any agreement or option to sell or otherwise dispose of any assets of the Company or any Restricted Subsidiary not prohibited by the provisions of this Indenture; and (xiv) Liens incurred in the ordinary course of business of the Company or any Restricted Subsidiary with respect to obligations that do not exceed $500,000 at any one time outstanding and that (a) are not incurred in connection with the borrowing of money or the obtaining of advances or credit (other than trade credit in the ordinary course of business) and (b) do not in the aggregate materially detract from the value of the property or materially impair the use thereof in the operation of business by the Company or such Restricted Subsidiary.

         "Permitted Sponsored Investee Indebtedness" means Indebtedness of a Sponsored Investee to a Person other than the Company or a Wholly Owned Restricted Subsidiary, provided that:

         (a) such Indebtedness ranks junior in right of payment to the Investments of the Company and any Wholly Owned Restricted Subsidiary in the Sponsored Investee;

         (b) the net proceeds of such Indebtedness are utilized to reduce the amount outstanding on the Company's or a Wholly Owned Restricted Subsidiary's Investments in the Sponsored
         Investee;

         (c) the terms of such Indebtedness do not restrict the ability of the Sponsored Investee to make any payments to the Company or a Wholly Owned Restricted Subsidiary; and

         (d) if such Sponsored Investee becomes a Restricted Subsidiary, such Indebtedness is refinanced by the Company (and no longer outstanding to such other Person) prior to or simultaneously with the Sponsored Investee becoming a Restricted Subsidiary.

         "Person" means any individual, corporation, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Preferred Stock Issue Date" means the date of original issuance of the Exchangeable Preferred Stock.

         "Principal Shareholders" means Steven B. Dodge and Thomas H. Stoner.

         "Proceeding" has the meaning specified in Section 1202.

         "Public or 144A Equity Offering" means an underwritten public offering, or an exempt offering made on a firm commitment basis by initial purchasers the substantial majority of which is contemplated to be resold by the initial purchasers pursuant to Rule 144A under the Securities Act of 1933, as amended, of Equity Interests (other than Indebtedness or Disqualified Stock) of a Person, the net proceeds from which (after deducting any underwriting discounts and commissions) exceeds $10,000,000.

         "Purchase Amount" has the meaning specified in the definition of Offer to Purchase.

         "Purchase Date" has the meaning specified in the definition of Offer to Purchase.

         "Purchase Money Indebtedness" means Indebtedness of the Company and its Restricted Subsidiaries incurred in connection with the purchase of property or assets for the business of the Company and its Restricted Subsidiaries.

         "Purchase Price" has the meaning specified in the definition of Offer to Purchase.

         "Radio Data" means Radio Data Group, Inc. a Virginia corporation.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Refinancing Indebtedness" means (i) Indebtedness of the Company or any Restricted Subsidiary incurred or given in exchange for, or the proceeds of which are used to, extend, refinance, renew, replace, substitute, defease or refund any other Indebtedness or Disqualified Stock incurred by the Company in accordance with the terms of this Indenture, and (ii) Indebtedness of any Restricted Subsidiary incurred or given in exchange for, or the proceeds of which are used to, extend, refinance, renew, replace, substitute, defease or refund any other Indebtedness or Disqualified Stock of the Company or any Restricted Subsidiary in accordance with the terms of this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date means the January 1 or July 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

         "Related Party" with respect to any Principal Shareholder means (i) any 80% (or more) owned Subsidiary or Immediate Family Member (in the case of an individual) of such Principal Shareholder or (ii) any Person, the beneficiaries, stockholders, partners, owners or Persons beneficially holding an 80% or more controlling interest of which consist of such Principal Shareholder or an Immediate Family Member, or (iii) any Person employed by the Company in a management capacity as of the Preferred Stock Issue Date.

         "Responsible Officer", when used with respect to the Trustee, means the president, any vice president, assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer or employee of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Restricted Payments" has the meaning specified in Section 1010.

         "Restricted Subsidiary" means a Subsidiary of the Company other than an Unrestricted Subsidiary.

         "Secondary Securities" has the meaning specified in the form of Security set forth in Section 202.

         "Securities" means the securities designated in the first paragraph of the RECITALS OF THE COMPANY.

         "Securities Payment" has the meaning specified in Section 1202.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Senior Bank Debt" means (i) the Indebtedness outstanding under either of the Credit Agreements, provided that Senior Bank Debt under this clause (i) shall not exceed the difference between (a) the sum of $750,000,000 plus the aggregate principal amount (up to $150,000,000) of borrowings incurred under the applicable Credit Agreement to finance the repurchase by the Company of EZ Notes (the "EZ Note Amount") plus any borrowings and letters of credit under the either of the Credit Agreements after the Preferred Stock Issue Date to the extent that such borrowings or letters of credit at the time of incurrence or issuance, as the case may be, resulted in combined

Indebtedness under the Credit Agreements exceeding $750,000,000 plus the EZ Note Amount and to the extent that such borrowings or letters of credit at the time of incurrence or issuance, as the case may be, were permitted under Section 1011 and (b) the aggregate amount of Net Proceeds from Asset Sales applied to permanently reduce borrowings under the Credit Agreements pursuant to Section 1008 and (ii) all Obligations incurred by or owing to the holders or their agent or representatives of such Indebtedness outstanding under either of the Credit Agreements (including, but not limited to, all fees and expenses of counsel and all other interest, charges, fees and expenses).

         "Senior Debt" means the principal of and interest (including post-petition interest whether or not allowed as a claim) on, and all other amounts owing in respect of, (a) Senior Bank Debt, (b) the American 9% Notes,
(c) the EZ Notes at such time as they become Indebtedness of the Company, (d) the Convertible Exchange Debentures, unless otherwise designated by the Company pursuant to the indenture under which they are issued, and (e) any other Indebtedness permitted to be incurred by the Company under the terms of this Indenture (including, but not limited to, reasonable fees and expenses of counsel and all other charges, fees and expenses incurred in connection with such Indebtedness), unless (i) the instrument creating or evidencing such Indebtedness or pursuant to which such Indebtedness is outstanding expressly provides that such Indebtedness is pari passu with or subordinated in right of payment to the Securities or (ii) such Indebtedness is Acquired Debt that, after taking into account the third paragraph of Section 1201 and this clause (ii), is pari passu with the Securities.

         Notwithstanding the foregoing, Senior Debt shall not include (v) any Indebtedness that is represented by Disqualified Stock, (w) any liability for federal, state, local, or other taxes, (x) any Indebtedness among or between the Company, any Restricted Subsidiary or any of their Affiliates, (y) any trade payables and any Indebtedness to trade creditors (other than amounts accrued thereon) incurred for the purchase of goods or materials, or for services obtained, in the ordinary course of business or any Obligations to trade creditors in respect of any such Indebtedness, or (z) any Indebtedness (other than Senior Bank Debt) that is incurred in violation of this Indenture.

         "Senior Nonmonetary Default" has the meaning specified in Section 1203.

         "Senior Payment Default" has the meaning specified in Section 1203.

         "Significant Subsidiary" means any Subsidiary that would be a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act of 1933, as amended, as such Regulation is in effect on the Preferred Stock Issue Date.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

         "Sponsored Investee" means a Person:

         (i) which owns or acquires Broadcast Assets (including a Broadcast License);

         (ii) which either (A) obtains substantially all of the funds required for such acquisition (other than capital contributions from the stockholders of such Person) and for the physical improvement of such Broadcast Assets approved by the Company at the time of such acquisition, from the proceeds of Investments by the Company in such Person or (B) receives all or a portion of the purchase price for such assets, in either case, in the form of Indebtedness bearing interest at a rate of not less than the lesser of 10% per annum or the prime rate plus 1% per annum;

         (iii) in respect of which the Company has a right to acquire either (A) all of such Person's Equity

         Interests outstanding on the acquisition date or (B) such Broadcast Assets (including such Broadcast License), subject, in either case to no conditions other than customary closing conditions, including without limitation compliance with the rules and regulations of the FCC relating to acquisitions of Broadcast Licenses and any Federal laws restricting the number of Broadcast Licenses or share of a market which any Person may own or control;

         (iv) in which the Company has the right to share in not less than 75% of the appreciation in value of the Broadcast Assets, subject to the right of the stockholders of the Sponsored Investee to receive a return on their capital contribution which is not greater than the annual interest rate on the Indebtedness owed to the Company;

         (v) which has agreed that it will not --

                  (a) incur or be liable for any Indebtedness, except for Investments owned by the Company and Permitted Sponsored Investee Indebtedness,

                  (b) make any Investments, except Investments of the type mentioned in clauses (ii), (iv) and (v) of the definition of Permitted Investments,

                  (c) declare or pay any dividend or other distribution on any of its Equity Interests or purchase, redeem or otherwise acquire or retire for value any of its Equity Interests, other than Equity Interests owned by the Company or any Restricted Subsidiary,

                  (d) sell, lease, convey or otherwise dispose of any assets (including by way of a sale-and-leaseback) other than in the ordinary course of business or to the Company or any Restricted Subsidiary, or

                  (e) permit to exist any Liens, except Permitted Liens or Liens in favor of the Company or any Restricted Subsidiary;

         (v) which has employed a general manager of each radio station owned by such Person who has, in the reasonable opinion of the Company's Board of Directors, experience commensurate with that which the Company would expect of its radio station general managers; and

         (vi) which has agreed that not less than 90% of the excess of its cumulative cash flow from operations that exceeds $500,000 will be used to meet its obligations on the Investments in it held by the Company or to prepay such Investments, except such portion of its cash flow which is used to purchase property, plant and equipment (a) in the ordinary course of business and approved by the Company (to the extent permitted by FCC regulations) or (b) pursuant to plans approved in writing by the Company at the time the Person became a Sponsored Investee.

         "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of inter est is due and payable.

         "Subsidiary" means, with respect to any Person, any corporation or other business entity of which more than 50% of the total voting power of shares of Equity Interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees or other governing body thereof is at the time owned or controlled by such Person (regardless of whether such Equity Interests are owned directly or through one or more other Subsidiaries of such Person or a combination thereof).

         "Surviving Person" means, with respect to any Person involved in or that makes any Disposition, the Person formed by or surviving such Disposition or the Person to which such Disposition is made.

         "Tower" means American Tower Systems Inc., a Delaware corporation.

         "Tower Parent" means American Tower Systems Holding Corporation, a Delaware corporation.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in
Section 905; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Unrestricted Subsidiary" means (i) Tower, (ii) Tower Parent, (iii) Radio Data, (iv) American Merger Corporation, a Delaware company, (v) any Subsidiary of the Company that at the time of determination shall be an Unrestricted Subsidiary (as designated by the Board of Directors of the Company, as provided below) and (vi) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors of the Company may designate any Subsidiary of the Company (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary if all of the following conditions apply: (a) neither the Company nor any of its Restricted Subsidiaries provides credit support for any Indebtedness of such Subsidiary (including any undertaking, agreement or instrument evidencing such Indebtedness), (b)
such Subsidiary is not liable, directly or indirectly, with respect to any Indebtedness other than Unrestricted Subsidiary Indebtedness, (c) such Unrestricted Subsidiary is not a party to any agreement, contract, arrangement or understanding at such time with the Company or any Restricted Subsidiary of the Company unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Company or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Company (the "Third Party Value") or, in the event such condition is not satisfied, an amount equal to the value of the portion of such agreement, contract, arrangement or understanding to such Subsidiary in excess of the Third Party Value shall be deemed a Restricted Payment, and (d) such Unrestricted Subsidiary does not own any Capital Stock of any Subsidiary of the Company that has not theretofore been or is not simultaneously being designated an Unrestricted Subsidiary. Any such designation by the Board of Directors of the Company shall be evidenced to the Trustee by filing with the Trustee a board resolution giving effect to such designation and an Officers' Certificate certifying that such designation complies with the foregoing conditions. The Board of Directors of the Company may designate any Unrestricted Subsidiary as a Restricted Subsidiary; provided that (i) immediately after giving effect to such designation, the Company could incur $1.00 of additional Indebtedness pursuant to the restrictions under Section 1011 and (ii) all Indebtedness of such Unrestricted Subsidiary shall be deemed to be incurred on the date such Subsidiary is designated a Restricted Subsidiary.

         "Unrestricted Subsidiary Indebtedness" of any Unrestricted Subsidiary means Indebtedness of such Unrestricted Subsidiary (i) as to which neither the Company nor any Restricted Subsidiary is directly or indirectly liable (by virtue of the Company or any such Restricted Subsidiary being the primary obligor on, guarantor of, or otherwise liable in any respect to, such Indebtedness) and (ii) which, upon the occurrence of a default with respect thereto, does not result in, or permit any holder of any Indebtedness of the Company or any Restricted Subsidiary to declare, a default on such Indebtedness of the Company or any Restricted Subsidiary or cause the payment thereof to be accelerated or payable prior to its Stated Maturity.

         "U.S. Government Obligations" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable or redeemable at the issuer's option.

         "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

         "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required scheduled payment of principal, including payment at final maturity, in respect thereof, with (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (ii) the then outstanding aggregate principal amount of such Indebtedness.

         "Wholly Owned Restricted Subsidiary" means any Restricted Subsidiary all of the outstanding Equity Interests (other than directors' qualifying shares) of which are owned, directly or indirectly, by the Company or a Surviving Person of any Disposition involving the Company, as the case may be.

SECTION 102.  Compliance Certificates and Opinions.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act or as may be reasonably requested by the Trustee, upon which the Trustee may conclusively rely without any obligation on its part to make any further investigation. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the defini tions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condi tion has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.  Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be cer tified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representa tions with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.


SECTION 104.  Acts of Holders; Record Date.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

         (d) The  ownership  of  Securities  shall  be  proved  by the  Security
Register.

         (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registra tion of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.


SECTION 105.  Notices, Etc., to Trustee and Company.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
         Attention: Corporate Trust Department, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company, at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106.  Notice to Holders; Waiver.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Company and the Trustee and at the Company's expense shall constitute a sufficient notification for every purpose hereunder.


SECTION 107.  Conflict with Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108.  Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.  Successors and Assigns.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.


SECTION 110.  Separability Clause.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


SECTION 111.  Benefits of Indenture.

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Debt (subject to Article Twelve hereof) and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.


SECTION 112.  Governing Law.

         This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 113.  Legal Holidays.

         In any case where any Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or Purchase Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Purchase Date or Stated Maturity, as the case may be.

SECTION 114.  Counterparts and Duplicate Originals.

         This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. In proving the existence of this Indenture it shall not be necessary to produce more than one copy.


                                   ARTICLE TWO

                                 Security Forms

SECTION 201.  Forms Generally.

         The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities as evidenced by their execution of the Securities.

         If so specified in a Company Order, Securities issued upon the initial exchange of Exchangeable Preferred Stock for Securities shall be stamped or otherwise imprinted with legends containing transfer restrictions comparable to those on the shares of Exchangeable Preferred Stock so exchanged. The text of any such legend shall be specified in such Company Order. Any Secondary Securities issued in respect of Securities so legended shall be similarly legended. Any such legend may be removed upon Company Order.

         The definitive Securities shall be printed, litho graphed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities as evidenced by their execution of such Securities.

SECTION 202.  Form of Face of Security.

                       AMERICAN RADIO SYSTEMS CORPORATION
                11 3/8% SUBORDINATED EXCHANGE DEBENTURE DUE 2009


Cusip No.

No. __________                                                   $________

         American Radio Systems Corporation, a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________________, or registered assigns, the principal sum of _____________________ Dollars on January 15, 2009 and to pay interest thereon from the date (the "Exchange Date") on which the Securities are initially issued in exchange for shares of the Company's 11 3/8% Cumulative Exchangeable Preferred Stock, par value $.01 per share (the "Exchangeable Preferred Stock"), or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on January 15 and July 15 in each year, commencing on the first Interest Payment Date succeeding the Exchange Date, at the rate of 11 3/8% per annum, until the principal hereof is paid or made available for payment, and, to the extent permitted by law, at such rate plus 2% per annum on any overdue principal and premium, if any, and on any overdue installment of interest until paid. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 1 or July 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         Notwithstanding anything herein to the contrary, on each Interest Payment Date through and including January 15, 2002, the entire amount of the interest payment on the Securities shall be paid, in the absence of an instruction by the Company to pay such interest in cash, in additional Securities ("Secondary Securities") (valued at 100% of the principal amount thereof). The Company may, at its option, pay cash in lieu of issuing any Secondary Security to the extent the principal amount such Secondary Security is not an integral multiple of $1,000. On each such Interest Payment Date, the Trustee shall authenticate Secondary Securities for original issuance to each Holder of Securities on the preceding Regular Record Date, as shown on the Security Register, in the amount required to pay such interest. For purposes of determining the principal amount of Secondary Securities to be issued in payment of interest, the Company shall be entitled to aggregate as to each Holder the principal amount of all Securities and Secondary Securities held of record by such Holder.

         Payment of the principal of, and premium, if any, and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register and provided further, that such payments may be made, in the case of a registered owner of greater than $1,000,000 aggregate principal amount of Securities, by wire transfer to an account maintained by the payee with a bank if such registered owner so elects by giving notice to the Trustee, not less than 15 days (or such fewer days as the Trustee may accept at its discretion) prior to the date of the payments to be obtained, of such election and of the account to which payment is to be made.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instru ment to be duly executed under its corporate seal.

Dated:


                                   AMERICAN RADIO SYSTEMS
                                   CORPORATION

[Seal]

                                    By_______________________
                                      Title:
Attest:


------------------------------
Title:


SECTION 203.  Form of Reverse of Security.

         This Security is one of a duly authorized issue of Securities of the Company designated as its 11 3/8% Subordinated Exchange Debentures Due 2009 (herein called the "Securities"), limited in aggregate principal amount to the Maximum Aggregate Principal Amount (as defined in the Indenture) issued and to be issued under an Indenture, dated as of January 15, 1997 (herein called the "Indenture"), between the Company, and Fleet National Bank as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Debt and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

         The Securities are subject to redemption, at the option of the Company, in whole or in part, at any time on or after January 15, 2002 and prior to Maturity, upon not less than

30 nor more than 60 days' notice mailed to each Holder of Securities to be redeemed at such Holder's address appearing in the Security Register, in amounts of $1,000 or an integral multiple of $1,000, at the following Redemption Prices (expressed as percentages of principal amount) plus accrued interest, if any, to but excluding the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date), if redeemed during the 12-month period beginning January 15 of the years indicated:

                                                       Redemption
                    Year                                  Price

                    2002                                 105.688%
                    2003                                 104.550
                    2004                                 103.413
                    2005                                 102.275
                    2006                                 101.138
                 2007 and thereafter                     100.000

         Notwithstanding the foregoing, at any time prior to January 15, 2000, the Company may redeem up to 35% of the outstanding Securities from the net proceeds received from a Public or 144A Equity Offering by it, in cash, within 75 days of any such sale upon not less than 30 nor more than 60 days' notice mailed to each Holder of Securities to be redeemed at such Holder's address appearing in the Security Register, in amounts of $1,000, or any integral multiple of $1,000 at a Redemption Price equal to 111.375% of the principal amount thereof, plus, in each case, accrued and unpaid interest, if any, to the Redemption Date; provided that at least $130,000,000 principal amount of Securities remain outstanding immediately after the occurrence of any such redemption.

         The Securities do not have the benefit of any sinking fund obligations.

         The Indenture provides that, subject to certain conditions, if (i) certain Excess Proceeds are available to the Company as a result of an Asset Sale or (ii) a Change of Control occurs, the Company shall be required to make an Offer to Purchase for Outstanding Securities.

         In the event of the redemption of or purchase pursuant to an Offer to Purchase of this Security in part only, a new Security or Securities for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

         The indebtedness evidenced by this Security is, to the extent set forth in the Indenture, subordinate and subject in right of payment to the prior payment in full in cash or Cash Equivalents of all Senior Debt, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

         If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security, and (ii) certain restrictive covenants and Events of Default, with respect to this Security in each case upon compliance with certain conditions set forth therein.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time
Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registra tion of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security, for registration of transfer, at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities are issuable only in fully registered form, without coupons, in denominations of $1,000 and any integral multiple thereof; provided, however, that Secondary Securities and Securities issued in exchange for the Exchangeable Preferred Stock may be issued in denominations of less than $1,000 (but not less than $1.00). As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registra tion of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registra tion of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.

                       OPTION OF HOLDER TO ELECT PURCHASE
                          PURSUANT TO OFFER TO PURCHASE

         If you want to elect to have this Security purchased in its entirety by the Company pursuant to Section 1008 or 1017 of the Indenture, check the box:

         | |

         If you want to elect to have only a part of this Security purchased by the Company pursuant to Section 1008 or 1017 of the Indenture, state the amount: $


Dated:                     Your Signature:____________________
                           (Sign exactly as name appears
                           on the face of this Security)


Signature         Guarantee:___________________________________  (Signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company)


SECTION 204.  Form of Trustee's Certificate of
             Authentication.

         This is one of the Securities referred to in the within-mentioned Indenture.


                                    FLEET NATIONAL BANK
                                      as Trustee


                                      By ____________________
                                     Authorized Officer

                                  ARTICLE THREE

                                 The Securities


SECTION 301.  Title and Terms.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to the Maximum Aggregate Principal Amount (as defined below) except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 906 or 1108 or in connection with an Offer to Purchase pursuant to Section 1008 or 1017. As used herein, "Maximum Aggregate Principal Amount" means the aggregate liquidation preference of all shares of Exchangeable Preferred Stock at the time they are exchanged plus the aggregate principal amount of Secondary Securities issued pursuant to the terms hereof.

         The Securities shall be known and designated as the "11 3/8% Subordinated Exchange Debentures Due 2009" of the Company. Their Stated Maturity shall be January 15, 2009 and they shall bear interest at the rate of 11 3/8% per annum, from the Issue Date or from the most recent Interest Payment Date to which interest has been paid or provided for, payable semi-annually on January 15 and July 15 of each year, commencing on the first Interest Payment Date succeeding the Issue Date, until the principal thereof is paid or made available for payment and, to the extent permitted by law, at such rate plus 2% per annum on any overdue principal, and premium, if any, and on any overdue installment of interest until paid.

         On each Interest Payment Date through and including January 15, 2002, the entire amount of the interest payment on the Securities may be paid, at the option of the Company, in Secondary Securities (valued at 100% of the principal amount thereof) as set forth in the form of Security set forth in Section 202.

         The principal of, and premium, if any, and interest on the Securities shall be payable at the office or agency of the Company in The Borough of Manhattan, The City of New York, maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

         The Securities shall be subject to repurchase by the Company pursuant to an Offer to Purchase as provided in Section 1008 and 1017.

         The Securities shall be redeemable as provided in Article Eleven.

         The Securities shall be subordinated in right of payment to Senior Debt of the Company as provided in Article Twelve.

         The Securities shall be subject to defeasance at the option of the Company as provided in Article Thirteen.


SECTION 302.  Denominations.

         The Securities will be issued only in fully registered form, without coupons, in denominations of $1,000 and any integral multiple thereof; provided, however, that Securities may be issued in denominations of less than $1,000 (but not less than $1.00) upon the initial exchange of the Exchangeable Preferred Stock for the Securities such that each Holder of Exchangeable Preferred Stock shall receive Securities in a principal amount equal to the full liquidation preference of the Exchangeable Preferred Stock on the Issue Date (as specified to the Trustee in the Company Order delivered pursuant to Section 303); provided, further, however, that Secondary Securities may be issued in denominations of less than $1,000 (but not less than $1.00).

SECTION 303.  Execution, Authentication, Delivery
             and Dating.

         The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President, a Chief Operating Officer, its Chief Financial Officer or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authen ticate and deliver such Securities as in this Indenture provided and not otherwise.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

SECTION 304.  Temporary Securities.

         Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, sub stantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and pursuant to a Company Order the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.


SECTION 305.  Registration, Registration of Transfer and
             Exchange.

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register main tained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

         Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee upon receipt of a Company Order shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

         At the option of the  Holder,  Securities  may be  exchanged  for other
Securities of any authorized denomina tions and of a like aggregate principal amount, upon surren der of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and upon receipt of a Company Order the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form and substance satisfactory to the Company, the Trustee and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge will be made to a Holder for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith, other than exchanges pursuant to Section 304, 906 or 1108 or in accordance with any Offer to Purchase pursuant to Section 1008 or 1017 not involving any transfer.

         The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 1104 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.


SECTION 306.  Mutilated, Destroyed, Lost and
             Stolen Securities.

         If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruc tion, loss or theft of any Security and
(ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon the Company's request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not con temporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.


SECTION 307.  Payment of Interest; Interest Rights Preserved.

         Interest on any Security which is payable, and is punctually paid or duly provided for, including without limitation through its issuance of Secondary Securities, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Security which is payable, but is not punctually paid or duly provided for, including without limitation through its issuance of Secondary Securities on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The  Company  may elect to make pay ment of any  Defaulted
         Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are regis tered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the follow ing manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall irrevocably deposit with the Trustee an amount of money and/or, if with respect to any Interest Payment Date on or prior to January 15, 1997, Secondary Securities in a principal amount equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money and/or Secondary Securities when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such De faulted Interest (and, if applicable the extent to which it is payable in Secondary Securities) and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed prac ticable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registra tion of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.


SECTION 308.  Persons Deemed Owners.

         Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309.  Cancellation.

         All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any Offer to Purchase pursuant to
Section 1008 or 1017 shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and, at the written direction of the Company, shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and, at the written direction of the Company, all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order.


SECTION 310.  Computation of Interest.

         Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.


                                  ARTICLE FOUR

                           Satisfaction and Discharge

SECTION 401.  Satisfaction and Discharge of Indenture.

         This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1)      either

                           (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been irrevocably deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                           (B)  all such Securities not there
                  tofore delivered to the Trustee for
                  cancellation

                           (i)  have become due and payable,
                           or

                           (ii)  will become due and payable
                           at their Stated Maturity within one
                           year, or

                           (iii) are to be called for redemp tion within one year under arrange ments satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that (i) all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and (ii) the deposit in clause (1) above was not made with the intent of defeating, hindering, delaying or defrauding any of the creditors of the Company.

Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Article Four, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402.  Application of Trust Money.

         Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent
(including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been irrevocably deposited with the Truste.e

                                  ARTICLE FIVE

                                    Remedies


SECTION 501.  Events of Default.

         "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Twelve or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) failure to pay (whether or not prohibited by Article Twelve) the principal of (or premium, if any, on) any Security when due; or

                  (2) failure to pay (whether or not prohibited by Article Twelve) any interest on any Security when due, continued for a period of 30 days; or

                  (3) default in payment (whether or not prohibited by Article Twelve), of principal and interest on Securities required to be purchased by the Company pursuant to an Offer to Purchase as to which an Offer has been mailed to Holders when due and payable; or

                  (4)  failure  to  perform  or comply  with the  provisions  of
         Section 801; or

                  (5) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a cove nant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (6) a default or defaults under any bond(s), debenture(s), note(s) or any other evidence(s) of Indebtedness for money borrowed by the Company or any Restricted Subsidiary of the Company or under any mortgage(s), indenture(s) or any other instrument(s) under which there may be issued or by which there may be secured or evidenced any Indebtedness of such type by the Company or any such Restricted Subsidiary with a principal amount then outstanding, individually or in the aggregate, in excess of $5,000,000, whether such Indebtedness now exists or shall hereafter be created, which default or defaults shall constitute a failure to pay any portion of the principal of such Indebtedness when due and payable at final maturity or shall have resulted in such Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable and such failure to pay such Indebtedness (whether at maturity or upon becoming due or being declared due and payable) shall have continued for 30 days; or

                  (7) the rendering of a final judgment or final judgments (not subject to appeal) for the payment of money are entered against the Company or any Restricted Subsidiary in an aggregate amount in excess of $5,000,000 by a court or courts of competent jurisdiction, which judgments remain undischarged or unstayed for a period (during which execution shall not be effectively stayed) of 60 days after the right to appeal all such judgments has expired; or

                  (8) the entry by a court having juris diction in the premises of (A) a decree or order for relief in respect of the Company or any Restricted Subsidiary of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any such Restricted Subsidiary a bankrupt or insolvent, or approving as prop erly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any such Restricted Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any such Restricted Subsidiary or of any substantial part of the property of the Company or any such Restricted Subsidiary, or ordering the winding up or liquidation of the affairs of the Company or any such Restricted Subsi diary, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (9)  the   commencement  by  the  Company  or  any  Restricted
         Subsidiary in a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any such Restricted Subsidiary to the entry of a decree or order for relief in respect of the Company or any Restricted Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Restricted Subsidiary, or the filing by the Company or any such Restricted Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the con sent by the Company or any such Restricted Subsidiary to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Restricted Subsidiary or of any substantial part of the property of the Company or any Restricted Subsidiary, or the making by the Company or any Restricted Subsidiary of an assignment for the benefit of creditors, or the admission by the Company or any such Restricted Subsidiary in writing of its inability to pay its debts generally as they become due, or the taking of corpo rate action by the Company or any such Restricted Subsidiary in furtherance of any such action.


SECTION 502.  Acceleration of Maturity; Rescission  and Annulment.

         If an Event of Default (other than an Event of Default specified in Section 501(8) or (9)) shall occur and be continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal shall become immediately due and payable. If an Event of Default specified in
Section 501(8) or (9) occurs, the principal of and any accrued interest on the Securities then Outstanding shall ipso facto become immediately due and payable without any declaration or other Act on the part of the Trustee or any Holder.

         At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay:

                           (A)  all overdue interest on all
                  Securities,

                           (B) the  principal of (and  premium,  if any, on) any
                  Securities which have become due otherwise than by such declaration of acceleration (including any Securities required to have been purchased on the Purchase Date pursuant to an Offer to Purchase made by the Company) and, to the extent that payment of such interest is lawful, interest thereon at the rate provided by the Securities,

                           (C) to the extent  that  payment of such  interest is
                  lawful, interest upon overdue interest at the rate provided by the Securities, and

                           (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

         and

                  (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in
         Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

The Trustee shall not be required to act upon an Event of Default unless it has actual knowledge of such Event of Default.


SECTION 503.  Collection of Indebtedness and Suits
             for Enforcement by Trustee.

         The Company covenants that if

                  (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof or, with respect to any Security required to have been purchased pursuant to an Offer to Purchase made by the Company, at the Purchase Date thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate provided by the Secu rities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of col lection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders under this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, including, without limitation, for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.


SECTION 504.  Trustee May File Proofs of Claim.

         In the case of any judicial proceeding relative to the Company, any other obligor upon the Securities or any of their individual or joint property or creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 607.

         No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any proceeding relating to any of the foregoing.


SECTION 505.  Trustee May Enforce Claims
             Without Possession of Securities.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.  Application of Money Collected.

         Subject to Article Twelve, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST:  To the payment of all  amounts  due the Trustee  under
         Section 607; and

                  SECOND: To the extent provided in Arti cle Twelve, to the holders of Senior Debt of the Company in accordance with Article Twelve; and

                  THIRD: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Secu rities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.


SECTION 507.  Limitation on Suits.

         No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstand ing Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of the Holders.

SECTION 508.  Unconditional Right of Holders to Receive Principal, Premium and
             Interest.

         Notwithstanding any other provision in this Indenture, but subject to Article Twelve, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the respective Stated Maturities stated in such Security (or, in the case of redemption, on the Redemption Date or, in the case of an Offer to Purchase made by the Company and required to be accepted as to such Security, on the Purchase Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.


SECTION 509.  Restoration of Rights and Remedies.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Inden ture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.


SECTION 510.  Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


SECTION 511.  Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.


SECTION 512.  Control by Holders.

         The Holders of a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture,

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

                  (3) no such direction or exercise that the Trustee reasonably believes would subject it to liability not contemplated hereunder shall be made.

SECTION 513.  Waiver of Past Defaults.

         The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

                  (1) in the payment of the principal of (or premium, if any) or interest on any Security (including any Security which is required to have been purchased pursuant to an Offer to Purchase which has been made by the Company), or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Inden ture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


SECTION 514.  Undertaking for Costs.

         In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust
Indenture Act; provided, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit insti tuted by the Company.

SECTION 515.  Waiver of Stay or Extension Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waive all benefit or advantage of any such law and covenant that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE SIX

                                   The Trustee


SECTION 601.  Certain Duties and Responsibilities.

         The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwith standing the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Notwithstanding anything else to the contrary contained herein, and whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602.  Notice of Defaults.

         The Trustee shall give the Holders notice of any Default hereunder known to it as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any Default of the character specified in Section 501(5), no such notice to Holders shall be given until at least 30 days after the occurrence thereof.


SECTION 603.  Certain Rights of Trustee.

         Subject to the provisions of Section 601:

         (a) the Trustee may conclusively rely upon and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Company mentioned herein shall be suffi ciently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or estab lished prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically pre scribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (d) the Trustee may consult with coun sel and the written advice of such counsel or any Opinion of Counsel shall be full and com plete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certifi cate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 604.  Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Securities, except the Trustee's certificates of authentication on the Securities, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.


SECTION 605.  May Hold Securities.

         The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company in its individual or any other capacity, may become the, owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.


SECTION 606.  Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 607.  Compensation and Reimbursement.

         The Company agrees

         (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any pro vision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, bad faith, willful misconduct or a legitimate removal action by the Company or any Holder of a Security pursuant to Section 610; and

         (3) to indemnify the Trustee for, and to hold it harmless against, any loss, lia bility or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

SECTION 608.  Disqualification; Conflicting Interests.

         If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.


SECTION 609.  Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 and a Corporate Trust Office in the Borough of Manhattan, The City of New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.


SECTION 610.  Resignation and Removal;  Appointment of Successor.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

         (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

         (d)  If at any time:

         (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

         (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

         (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolu tion may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent juris diction for the removal of the Trustee and the appointment of a successor Trustee.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board

Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapa bility, or the occurrence of such vacancy, the Company has not appointed a successive Trustee, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.


SECTION 611.  Acceptance of Appointment by Successor.

         Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the suc cessor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.


SECTION 612.  Merger, Conversion, Consolidation  or Succession to Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the cor porate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.


SECTION 613.  Preferential Collection  of Claims Against Company.

         If and when the Trustee shall be or become a creditor of the Company, or any other obligor upon the Securities, the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company or any such other obligor.

SECTION 614.  Appointment of Authenticating Agent.

         The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer, or partial redemption or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided that such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of
resignation  or  upon  such  a  termination,   or  in  case  at  any  time  such
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a suc cessor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

         If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

         This is one of the Securities described in the within-mentioned Indenture.



                                       FLEET NATIONAL BANK,
                                                 As Trustee



                             By___________________________,
                                    As Authenticating Agent



                             By____________________________
                                         Authorized Officer



                                  ARTICLE SEVEN

                Holders' Lists and Reports by Trustee and Company

SECTION 701.  Company to Furnish Trustee  Names and Addresses of Holders.

         The Company will furnish or cause to be furnished to the Trustee

                  (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.


SECTION 702.  Preservation of Information;  Communications to Holders.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

         (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

         (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to the Trust Indenture Act.


SECTION 703.  Reports by Trustee.

         (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

         (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.


SECTION 704.  Reports by Company.

         The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, docu ments and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                                  ARTICLE EIGHT

              Consolidation, Merger, Conveyance, Transfer or Lease


SECTION 801.  Limitation on Merger, Consolidation  and Sale of Assets.

         The Company may not consolidate or merge with or into (whether or not the Company is the Surviving Person), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions, to another Person, unless:

         (i) the Surviving Person is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia;

         (ii) the Surviving Person (if other than the Company) assumes all the obligations of the Company under the Securities and this Indenture pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee;

         (iii) at the time of and immediately after such Disposition, no Default or Event of Default shall have occurred and be continuing; and

         (iv) the Surviving Person shall at the time of such Disposition and after giving pro forma effect thereto, be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Debt to EBITDA Ratio test described under Section 1011.


SECTION 802.  Successor Substituted.

         Upon any consolidation of the Company with, or merger of the Company into, any other Person or any transfer, con veyance, sale, lease or other disposition of all or substantially all of the properties and assets of the Company as an entirety in accordance with Section 801, the successor Person shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture and the Securities, with the same effect as if such successor Person had been named as the Company herein and in the Securities, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE NINE

                             Supplemental Indentures


SECTION 901.  Supplemental Indentures  Without Consent of Holders.

         Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form and substance reasonably satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                  (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

                  (3) to secure the Securities; or

                  (4) to comply with any requirements of the Commission in order to effect and maintain the qualification of this Indenture under the Trust Indenture Act; or

                  (5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsis tent with the provisions of this Indenture, provided such action pursuant to this Clause (5) shall not adversely affect the interests of the Holders in any material respect.

SECTION 902.  Supplemental Indentures  with Consent of Holders.

         With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) change the Stated Maturity of the principal of, or any instalment of interest on, any Security, or reduce the principal amount of (or the premium), interest thereon, or change the place of payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or with respect to any Security, or

                  (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3) modify any of the provisions of this Section, Section 513 or Section 1019, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

                  (4) modify any of the provisions of this Indenture relating to the subordination of the Securities in a manner materially adverse to the Holders, or

                  (5) modify any provision of this Indenture relating to the guarantee by the Company of the Indebtedness of any Unrestricted Subsidiaries, or

                  (6) following the mailing of an Offer with respect to an Offer to Purchase pursuant to Section 1008 or 1017, modify the provisions of this Indenture with respect to such Offer to Purchase in a manner materially adverse to the Holders.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


SECTION 903.  Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.


SECTION 904.  Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.


SECTION 905.  Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 906.  Reference in Securities  to Supplemental Indentures.

         Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                   ARTICLE TEN

                                    Covenants


SECTION 1001.  Payment of Principal, Premium and Interest.

         The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.


SECTION 1002.  Maintenance of Office or Agency.

         The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency which may be an office or agency of the Trustee, Registrar or co-Registrar where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New
York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of

New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.


SECTION 1003.  Money for Security  Payments to be Held in Trust.

         If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or, except to the extent to be paid in the form of Secondary Securities, interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or, except to the extent to be paid in the form of Secondary Securities, interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date speci fied therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.


SECTION 1004.  Existence.

         Subject to Article Eight and Sections 1008 and 1009, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the existence, rights (charter and statutory) and franchises of the Company; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors in good faith shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.


SECTION 1005.  Maintenance of Properties.

         The Company will cause all properties used or useful in the conduct of its business or the business of any Restricted Subsidiary to be maintained and kept in good condition, repair and working order (reasonable wear and tear excepted) and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company or any such Restricted Subsidiary from discontinuing the operation or maintenance of any of such properties if such discontinuance is, as determined by the Board of Directors of the Company or such Restricted Subsidiary, as the case may be, in good faith, desirable in the conduct of its business or the business of any such Restricted Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 1006.  Payment of Taxes and Other Claims.

         The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any of its Restricted Subsidiaries or upon the income, profits or property of the Company or any of its Restricted Subsidiaries, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any of its Restricted Subsidiaries; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.


SECTION 1007.  Maintenance of Insurance.

         The Company shall, and shall cause its Restricted Subsidiaries to, keep at all times all of their properties which are of an insurable nature insured against loss or damage with insurers believed by the Company to be responsible to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties in accordance with good business practice. The Company shall, and shall cause its Restricted Subsidiaries to, use the proceeds from any such insurance policy to repair, replace or otherwise restore the property to which such proceeds relate.

SECTION 1008.  Limitation on Certain Asset Sales.

         The Company will not, and will not permit any of its Restricted Subsidiaries to:

         (i) sell, lease, convey or otherwise dispose of any assets (including by way of a sale-and-leaseback) other than in the ordinary course of business, or

         (ii)  issue  or  sell  Equity   Interests  of  any  of  its  Restricted
         Subsidiaries,

in each case, whether in a single transaction or a series of related transactions, to any Person (other than an issuance, sale, lease, conveyance or disposal by a Restricted Subsidiary to the Company or one of its Restricted Subsidiaries or an Asset Swap permitted by Section 1009), for Net Proceeds in excess of $1,000,000 (each of the foregoing, an "Asset Sale"), unless:

         (x) the Company or such Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the assets or Equity Interests sold or otherwise disposed of;

         (y) at least 80% of such consideration is in the form of cash, provided that the following will be deemed to be cash for purposes of this
         Section:

                  (A) the amount of any Senior Debt that is assumed by the transferee of any such assets, and

                  (B) any notes or other obligations received by the Company or any such Restricted Subsidiary from a transferee that are immediately converted by the Company or such Restricted Subsidiary into cash, and

         (z) if such Asset Sale includes Equity Interests of any Restricted Subsidiary, 100% of the Equity Interests of such Restricted Subsidiary owned by the Company or any other Restricted Subsidiary is sold or otherwise disposed of in such Asset Sale.


         Following any Asset Sale, the Company may elect to apply the Net Proceeds from such Asset Sale, within 360 days of the Asset Sale, (a) to reduce permanently Senior Bank Debt (or, in the event that Senior Bank Debt is extended under a revolving credit or similar facility, to reduce permanently the aggregate commitments thereunder and to make any principal payments on the Senior Bank Debt required or permitted thereby) as then in effect or (b) to acquire Broadcast Assets. Pending the final application of any such Net Proceeds, the Company may temporarily reduce Senior Bank Debt of the Company or temporarily invest such Net Proceeds in any manner permitted by this Indenture. Any Net Proceeds from an Asset Sale not applied to the payment of or reduction of commitments under the Senior Bank Debt or to the acquisition of Broadcast Assets or invested as provided in the first sentence of this paragraph, upon expiration of such 360-day period or such earlier date as the Company decides not to so apply or invest such Net Proceeds, will be deemed to constitute "Excess Proceeds". Whenever Excess Proceeds minus the aggregate purchase price of the Securities which have been the subject of any previous Offer to Purchase ("Net Excess Proceeds") exceeds $5,000,000, the

Company will commence an Offer to Purchase within 30 days after the date on which the Net Excess Proceeds exceeded $5,000,000. Such Offer to Purchase shall be for a principal amount of Outstanding Securities having an aggregate purchase price equal to such Net Excess Proceeds.


SECTION 1009.  Limitation on Asset Swaps.

         The Company will not, and will not permit any Restricted Subsidiary to, engage in any Asset Swaps, unless:


         (i) at the time of entering into the agreement to swap assets and immediately after giving effect to the proposed Asset Swap, no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof;

         (ii) the Company would, at the time of entering into the agreement to swap assets and after giving pro forma effect to the proposed Asset Swap, as if such Asset Swap had occurred at the beginning of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Indebtedness under the Debt to EBITDA Ratio test described below in Section 1011;

         (iii) the respective Fair Market Values of the assets being purchased and sold by the Company or any of its Restricted Subsidiaries are substantially the same at the time of entering into the agreement to swap assets; and

         (iv) at the time of the consummation of the proposed Asset Swap, the percentage of any decline in the Fair Market Value of the asset or assets being acquired by the Company and its Restricted Subsidiaries shall not be significantly greater than the percentage of any decline in the Fair Market Value of the assets being disposed of by the Company, calculated from the time the agreement to swap assets was entered into.


SECTION 1010.  Limitation on Restricted Payments.

         The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly:

         (i) declare or pay any dividend, or make any other distribution or payment, on any Equity Interests of the Company or any of its Restricted Subsidiaries (other than dividends or distributions payable in Equity Interests (other than Indebtedness or Disqualified Stock) of the Company or such Restricted Subsidiary or dividends or distributions payable to the Company or any Restricted Subsidiary);

         (ii) purchase, redeem or otherwise acquire or retire for value any Equity Interests of the Company or any Restricted Subsidiary or other Affiliate of the Company (other than any Equity Interests owned by the Company or any Restricted Subsidiary);

         (iii) purchase, redeem, defease, or otherwise acquire or retire for value any Indebtedness that is subordinated in right of payment to, or pari passu with, the Securities (other than with the proceeds of Refinancing Indebtedness permitted under clause (d) of the last paragraph of Section 1011); or

         (iv) make an Investment other than (a) a Permitted Investment or (b) Investments of the Company or any Restricted Subsidiary in the Company or any Restricted Subsidiary;

(any payment made for any of the foregoing purposes being herein referred to as a "Restricted Payment"), unless:

         (I) at the time of and immediately after giving effect to the proposed Restricted Payment, no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof,

         (II) the Company would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Indebtedness under the Debt to EBITDA Ratio test contained in Section 1011, and

         (III) at the time of and immediately after giving effect to the proposed Restricted Payment (valued at its Fair Market Value, if other than cash), the aggregate amount of all

         Restricted Payments (excluding all payments, investments, redemptions, repurchases, retirements and other acquisitions described in clauses
         (2), (3) and (4) of the following paragraph) declared or made after December 31, 1995 shall not exceed the sum of

                  (A) an amount equal to the Company's EBITDA cumulated from December 31, 1995 to the end of the Company's most recently ended full fiscal quarter, taken as a single accounting period, less 1.4 times the sum of (i) the Company's Consolidated Interest Expense from December 31, 1995 to the end of the Company's most recently ended full fiscal quarter, taken as a single accounting period, plus (ii) all dividends or other distributions paid or made by the Company or any Restricted Subsidiary on any Disqualified Stock of the Company or any of its Subsidiaries during such period, plus

                  (B) an amount equal to the aggregate sum of all net cash proceeds received after December 31, 1995 by the Company from the issuance and sale of Equity Interests (other than any Indebtedness or

                  Disqualified Stock and other than to Restricted Subsidiaries) to the extent that such proceeds are not used to redeem, repurchase, retire or otherwise acquire Equity Interests of the Company pursuant to clause (2) in the next paragraph, plus

                  (C) the aggregate net proceeds received after December 31, 1995 by the Company and its Restricted Subsidiaries from the sale or disposition of any Investment other than a Permitted Investment.

         The foregoing provisions will not prohibit:

         (1) the payment of any dividend within 60 days after the date of declaration thereof, if at such date of declaration such payment would have complied with the provisions of this Indenture;

         (2) the redemption, repurchase, retirement or other acquisition for value of any Equity Interests of the Company in exchange for, or out of the proceeds of, the substantially concurrent sale (other than to the Company or a Restricted Subsidiary) of Equity Interests of the Company (other than any Indebtedness or Disqualified Stock);

         (3) Payments pursuant to any guarantee by any Restricted Subsidiary of Senior Debt; or

         (4) Restricted Payments made or paid since December 31, 1995 in an aggregate amount not exceeding $10,000,000.

Payments made pursuant to clause (1) above shall nevertheless be considered Restricted Payments for purposes of computing the aggregate amount of Restricted Payments under clause (III) of the preceding paragraph. For purposes of clause
(B) of the preceding paragraph, the conversion or exchange of Indebtedness or Disqualified Stock of the Company into Equity Interests of the Company (other than into Equity Interests constituting Indebtedness or Disqualified Stock) shall be deemed to be the issuance and sale by the Company of such Equity Interests at the time of such conversion or exchange for net cash proceeds equal to the net cash proceeds originally received by the Company for the Indebtedness or Disqualified Stock so converted or exchanged (or received by the Company for any other Indebtedness or Disqualified Stock previously converted into or exchanged for such Indebtedness or Disqualified Stock), plus any additional net cash proceeds received by the Company upon such conversion or exchange (or such previous conversion or exchange) and less any cash paid by the Company in connection therewith.


SECTION 1011.  Limitation on Incurrence of Indebtedness and
                  Issuance of Preferred Stock.

         The Company will not, and will not permit any of its Restricted Subsidiaries to, create, incur, assume or directly or indirectly guarantee or in any other manner become directly or indirectly liable for ("incur") any Indebtedness (including Acquired Debt) or issue any preferred stock, except that the Company may:

         (i) issue preferred stock that is not Disqualified Stock at any time, and

         (ii) incur Indebtedness or issue Disqualified Stock, if the Debt to EBITDA Ratio of the Company and its Restricted Subsidiaries at the time of incurrence of such Indebtedness or issuance of such Disqualified Stock, after giving pro forma effect thereto, is 7.0:1 or less; provided that any such Indebtedness (other than Senior Debt) incurred by the Company shall, at the time of incurrence, have a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of the Securities.

         The foregoing limitations shall not apply to the incurrence of any of the following:

         (a) Senior Bank Debt (including guarantees thereof by the Company's Subsidiaries) pursuant to the Credit Agreements;

         (b) Existing Indebtedness;

         (c) Indebtedness represented by (1) the Securities and (2) guarantees by Restricted Subsidiaries of (x) Senior Bank Debt and (y) any other Senior Debt permitted to be incurred by the Company under the terms of this Indenture;

         (d) Refinancing Indebtedness, provided that

                  (1) the principal amount of  such Refinancing

                  Indebtedness shall not exceed the principal amount of Indebtedness or amount of Disqualified Stock so extended, refinanced, renewed, replaced, substituted, defeased or refunded (plus the amount of expenses incurred and premiums paid in connection therewith),

                  (2) with respect to Refinancing Indebtedness of any Indebtedness other than Senior Debt or Disqualified Stock, the Refinancing Indebtedness shall have a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of the Indebtedness being extended, refinanced, renewed, replaced, substituted, defeased or refunded, and

                  (3) with respect to Refinancing Indebtedness of Indebtedness other than Senior Debt or any Disqualified Stock incurred by the Company, such Refinancing Indebtedness shall rank no more senior, and shall be at least as subordinated, in right of payment to the Securities as the Indebtedness being extended, refinanced, replaced, renewed, substituted, defeased or refunded;

         (e) intercompany Indebtedness between the Company and any of its Restricted Subsidiaries or among its Restricted Subsidiaries, or Equity Interests issued by a Restricted Subsidiary in conformity with Section 1013;

         (f) Hedging Obligations, including interest rate swap obligations, that are incurred in the ordinary course of business for the purpose of fixing or hedging interest rate risk with respect to any floating rate Indebtedness that is permitted by the terms of this Indenture to be outstanding; and

         (g) additional Indebtedness of the Company, which may be guaranteed by any of its Restricted Subsidiaries, in an aggregate outstanding principal amount not to exceed $20,000,000 at any time.


SECTION 1012.  Limitation on Liens.

         The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on any asset now owned or hereafter acquired, or any income or profits therefrom or assign or convey any right to receive income therefrom to secure any Indebtedness.

SECTION 1013.   Limitation on Restricted Subsidiary Equity Interests.

         The Company will not permit any Restricted Subsidiary to issue any Equity Interests, except for (i) Equity Interests issued to and held by the Company or a Restricted Subsidiary, and (ii) Equity Interests issued by a Person prior to the time that (A) such Person becomes a Restricted Subsidiary, (B) such Person merges with or into a Restricted Subsidiary or (C) a Restricted Subsidiary merges with or into such Person; provided that such Equity Interests were not issued or incurred by such Person in anticipation of the type of transaction contemplated by subclause (A), (B) or (C).


SECTION 1014. Limitation on Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries.

         The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary to:

         (i) (a) pay dividends or make any other distributions to the Company or any other Restricted Subsidiary (1) on its Capital Stock or (2) with respect to any other interest or participation in, or measured by, its profits, or (b) pay any Indebtedness owed to the Company or any other Restricted Subsidiary,

         (ii) make loans or advances to the Company or any other Restricted Subsidiary, or

         (iii) transfer any of its properties or assets to the Company or any other Restricted Subsidiary,

except for such encumbrances or restrictions existing under or by reason of:

         (t) any Existing Indebtedness;

         (u) the Credit Agreements as in effect on the Preferred Stock Issue Date, and any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings thereof, provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are no more restrictive in the aggregate with respect to such dividend and other payment restrictions than those contained in the Credit Agreements (or, if more restrictive, this Indenture) immediately prior to any such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing;

         (v) applicable law;

         (w) any instrument governing Indebtedness or Capital Stock of a Person acquired by the Company or any of its Restricted Subsidiaries as in effect at the time of such acquisition (except to the extent such Indebtedness was incurred in connection with or in contemplation of such acquisition), provided that

         (1) such restriction is not applicable to any other Person (other than any Subsidiary of such Person) or the properties or assets of any other Person (other than any Subsidiary of such Person), and (2) the consolidated net income (loss) of such acquired Person (or any such Subsidiary) for any period prior to such acquisition shall not be taken into account in determining whether such acquisition was permitted by the terms of this Indenture;

         (x) by reason of customary non- assignment provisions in leases entered into in the ordinary course of business and consistent with past practices;

         (y) Purchase Money Indebtedness for property acquired in the ordinary course of business that only impose restrictions on the property so acquired; or

         (z) Refinancing Indebtedness permitted under this Indenture, provided that the restrictions contained in the agreements governing such Refinancing Indebtedness are no more restrictive in the aggregate than those contained in the agreements governing the Indebtedness being refinanced immediately prior to such refinancing.

SECTION 1015.  Transactions with Affiliates.

         The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into any contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate of the Company or any Restricted Subsidiary (each of the foregoing, an "Affiliate Transaction"), unless:

         (i) such Affiliate Transaction is on terms that are no less favorable to the Company or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Company or such Restricted Subsidiary with a non-Affiliated Person;

         (ii)  such   Affiliate   Transaction  is  approved  by  a  majority  of
         disinterested members of the Company's Board of Directors; and

         (iii) the Company delivers to the Trustee --

                  (a)  with  respect  to  any  Affiliate  Transaction  involving aggregate payments in excess of $1,000,000, an Officers' Certificate certifying that such Affiliate Transaction complies with clause (i) above and such Affiliate Transaction has been approved by a majority of the disinterested members of the Company's Board of Directors; and

                  (b) with respect to any Affiliate Transaction (or series of related transactions) with an aggregate value in excess of $5,000,000 an opinion from a nationally recognized investment bank to the effect that the transaction is fair to the Company or the Restricted Subsidiary, as the case may be, from a financial point of view;

provided that none of the following shall constitute an Affiliate Transaction:

         (x) employment arrangements (including customary benefits thereunder) entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business and consistent with the past practice of the Company or such Restricted Subsidiary,

         (y) transactions solely between or among the Company and its Restricted Subsidiaries or solely between or among Restricted Subsidiaries, and

         (z) transactions permitted by the provisions of Section 1010.

SECTION 1016.  Provision of Financial Information.

         Whether or not required by the rules and regulations of the Commission, so long as any Securities are outstanding, the Company will furnish to the Trustee and to the Holders of Securities:

         (i) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Company were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Company's independent certified public accountants, and

         (ii) all reports that would be required to be filed with the Commission on Form 8-K if the Company were required to file such reports.

In addition, whether or not required by the rules and regulations of the Commission, the Company will file a copy of all such information with the Commission for public availability (unless the Commission will not accept such filing) and make such information available to investors who request it in writing.


SECTION 1017.  Change of Control.

         The Company will commence an Offer to Purchase all of the Outstanding Securities within 15 days after the occurrence of a Change of Control.

SECTION 1018.  Statement by Officers as to Default;   Compliance Certificates.

         (a) The Company will deliver to the Trustee, within 90 days after the end of each fiscal year, and within 60 days after the end of each fiscal quarter (other than the fourth fiscal quarter), of the Company ending after the date hereof an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of Section 801 or Sections 1004 to 1017, inclusive, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

         (b) The Company shall deliver to the Trustee, as soon as possible and in any event within 10 days after the Company becomes aware or should reasonably become aware of the occurrence of an Event of Default or a Default, or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or Default, and the action which the Company proposes to take with respect thereto.

         (c) The Company shall deliver to the Trustee within 90 days after the end of each fiscal year a written statement by the Company's independent public accountants stating (A) that their audit examination has included a review of the terms of this Indenture and the Securities as they relate to accounting matters, and (B) whether, in connection with their audit examination, any event which, with notice or the lapse of time or both, would constitute an Event of Default has come to their attention and, if such a default has come to their attention, specifying the nature and period of the existence thereof.

SECTION 1019.  Waiver of Certain Covenants.

         The Company may omit in any particular instance to comply with any covenant or condition set forth in Section 801 and Sections 1004 to 1018, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect; provided, however, with respect to an Offer to Purchase as to which an Offer has been mailed, no such waiver may be made or shall be effective against any Holder tendering Securities pursuant to such Offer, and the Company may not omit to comply with the terms of such Offer as to such Holder except with the written consent or waiver of such Holder.


                                 ARTICLE ELEVEN

                            Redemption of Securities


SECTION 1101.  Right of Redemption.

         The Securities may be redeemed at the option of the Company, in whole or in part, at any time on or after January 15, 2002 and prior to Maturity, at the Redemption Prices specified in the form of Security hereinbefore set forth plus accrued interest to but excluding the Redemption Date.

         Notwithstanding the foregoing, at any time prior to January 15, 2000, the Company may redeem Securities from the net proceeds of a Public or 144A Equity Offering by it, in cash, within 75 days of such Public or 144A Equity Offering at the Redemption Price and in the manner specified in the form of Security hereinbefore set forth plus accrued interest to but excluding the Redemption Date; provided that at least $75,000,000 principal amount of Securities remain outstanding immediately after the occurrence of any such redemption.


SECTION 1102.  Applicability of Article.

         Redemption of Securities at the election of the Company, as permitted by any provision of this Indenture, shall be made in accordance with such provision and this Article.


SECTION 1103.  Election to Redeem; Notice to Trustee.

         The  election  of the  Company to redeem  any  Securities  pursuant  to
Section 1101 shall be evidenced by a Board Reso lution. In case of any redemption at the election of the Company of less than all the Securities, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed.


SECTION 1104.  Selection by Trustee of Securities to Be Redeemed.

         If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of Securities of a denomination larger than $1,000.

         The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.


SECTION 1105.  Notice of Redemption.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Notes to be redeemed, at such Holders' address appearing in the Security Register.

         All notices of redemption shall state:

                  (1)  the Redemption Date,

                  (2)  the Redemption Price,

                  (3) if less than all the Outstanding Securities are to be redeemed, the identi fication (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date,

                  (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price and

                  (6) the CUSIP number, if any.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.


SECTION 1106.  Deposit of Redemption Price.

         Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.


SECTION 1107.  Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal

(and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate provided by the Security.


SECTION 1108.  Securities Redeemed in Part.

         Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to
Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and pursuant to a Company Order the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                 ARTICLE TWELVE

                           Subordination of Securities


SECTION 1201.  Securities Subordinate to Senior Debt.

         The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to the provisions of Article Four and Article Thirteen), the payment of the principal of (and premium, if any) and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Debt.

         The Convertible Exchange Debentures shall constitute Senior Debt unless otherwise designated by the Company pursuant to the indenture under which they are issued.

         [The Securities shall be on a parity with and not senior or subordinate in right of payment to any Acquired Debt if (i) such Acquired Debt is subordinate in right of payment to any Indebtedness of the Company, (ii) such Acquired Debt would be subordinate in right of payment to the Securities in the absence of this sentence, (iii) giving effect to this sentence would, under the terms of such Acquired Debt, result in such Acquired Debt not being subordinate in right of payment to the Securities and would result in its being pari passu with the Securities, and (iv) giving effect to this sentence would not result in any breach of or default under the terms of such Acquired Debt or the instrument pursuant to which it is issued.]

SECTION 1202.  Payment Over of Proceeds Upon Dissolution,  Etc.

         In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reor ganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bank ruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets or liabilities of the Company, then and in any such event specified in (a), (b) or (c) above (each such event, if any, herein sometimes referred to as a "Proceeding") the holders of Senior Debt will be first entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Debt, or provision shall be made for such payment, in cash or Cash Equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character, on account of principal of (or premium, if any) or interest on or other obligations in respect of the Securities or on account of any purchase or other acquisition of Securities by the Company or any Subsidiary of the Company (all such payments, distributions, purchases and acquisitions herein referred to, individually and collectively, as a "Securities

Payment"), and to that end the holders of Senior Debt shall be entitled to receive, for application to the payment thereof, any Securities Payment which may be payable or deliverable in respect of the Securities in any such Proceeding.

         In the event that, notwithstanding the foregoing provisions of this Section, the Trustee receives payment or distribution of assets of the Company of any kind or character, before all the Senior Debt is paid in full in cash or Cash Equivalents, then and in such event such Securities Payment shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay the Senior Debt in full in cash or Cash Equivalents.

         For purposes of this Article only, the words "any payment or distribution of any kind or character, whether in cash, property or securities" shall not be deemed to include a payment or distribution of stock or securities of the Company provided for by a plan of reorganization or read justment authorized by an order or decree of a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy law or of any other corporation provided for by such plan of reorganization or readjustment which stock or securities are subordinated in right of payment to all then outstanding Senior Debt to at least the same extent as the Securities are so subordinated as provided in this Article; provided that (1) if a new corporation results from such reorganization or readjustment, such corporation assumes any Senior Debt not paid in full in cash or Cash Equivalents in connection with such reorganization or readjustment and (2) the rights of the holders of such Senior Debt are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another Person or the liqui dation or dissolution of the Company following the convey ance or transfer of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a Proceeding for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer such properties and assets as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight.


SECTION 1203.  No Payment When Senior Debt in  Default.

         In the event that any Senior Payment Default (as defined below) shall have occurred and be continuing, then no Securities Payment shall be made unless and until such Senior Payment Default shall have been cured or waived or shall have ceased to exist or all amounts then due and pay able in respect of Senior Debt shall have been paid in full, or provision shall have been made for such payment, in cash or Cash Equivalents or otherwise in a manner satisfactory to the holders of Senior Debt. "Senior Payment Default" means any default in the payment of principal of (or premium, if any) or interest on any Senior Debt when due, whether at the Maturity thereof or by declaration of acceleration, call for redemption or otherwise.

         In the event that any Senior Nonmonetary Default (as defined below) shall have occurred and be continuing, then, upon the receipt by the Company and the Trustee of written notice of such Senior Nonmonetary Default from the representatives of holders of the Designated Senior Debt to which such default relates, the Company may not make any payments (other than payments previously made pursuant to Article Thirteen) on account of the Securities or on account of the purchase or redemption or other acquisition of Securities for a period (the "blockage period") commencing on the date the Company and Trustee receive such written notice and ending on the earlier of (i) the 179th day after the date of such receipt of such written notice and (ii) the date, if any, on which the Designated Senior Debt to which such default relates is discharged or such default is waived or otherwise cured. In any event, not more than one blockage period may be commenced during any period of 360 consecutive days and there shall be a period of at least 181 consecutive days in each period of 360 consecutive days when no blockage period is in effect. For all purposes of this paragraph, no Senior Nonmonetary Default that existed or was continuing on the date of commencement of any blockage period with respect to the Designated Senior Debt initiating such blockage period will be, or can be, made the basis for the commencement of a subsequent blockage period unless such default has been cured or waived for a period of not less than 180 consecutive days. "Senior Nonmonetary Default" means the occurrence or existence and continuance of any event of default, or of any event which, after notice or lapse of time (or both), would become an event of default, under the terms of any instrument pursuant to which any Designated Senior Debt is outstanding, permitting (after notice or lapse of time or both) one or more holders of such Senior Debt (or a trustee or agent on behalf of the holders thereof) to declare such Senior Debt due and payable prior to the date on which it would otherwise become due and payable, other than a Senior Payment Default.

         In the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Debt beyond any applicable grace period with respect thereto, or in the event that any event of default with respect to any Senior Debt shall have occurred and be continuing permitting the holders of such Senior Debt (or a trustee on behalf of the holders thereof) to declare such Senior Debt, and shall have resulted in such Senior Debt becoming or being declared, due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured or waived or shall have ceased to exist, or in the event any judicial proceeding shall be pending with respect to any such default in payment or event of default, then no Securities Payment shall be made.

         In the event that, notwithstanding the foregoing, the Company shall make any Securities Payment to the Trustee or any Holder prohibited by the foregoing provisions of this Section, then and in such event, subject to Section 1204, such Securities Payment shall be paid over and delivered forthwith to the holders of the Senior Debt remaining unpaid, to the extent necessary to pay in full all the Senior Debt.

         The provisions of this Section shall not apply to any Securities Payment with respect to which Section 1202 would be applicable.


SECTION 1204.  Payment Permitted If No Default.

         Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any Proceeding referred to in Section 1202 or under the conditions described in Section 1203, from making Securities Payments, or (b) the application by the Trustee of any money deposited with it hereunder to Securities Payments or the retention of such Securities Payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such Securities Payment would have been prohibited by the provisions of this Article.


SECTION 1205.  Subrogation to Rights of Holders of Senior Debt.

         Subject to the payment in full of all amounts due or to become due on or in respect of Senior Debt, or the provision for such payment, in cash or Cash Equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, the Holders of the Securities shall be subrogated (equally and ratably with the holders of all Indebtedness of the Company which by its express terms is subordinated to Indebtedness of the Company to substantially the same extent as the Securities are subordinated to the Senior Debt and is entitled to like rights of subrogation by reason of any payments or distributions made to holders of such Senior Debt) to the rights of the holders of such Senior Debt to receive payments and distributions of cash, property and securities applicable to the Senior Debt until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Debt by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Debt and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Debt.


SECTION 1206.  Provisions Solely to Define Relative Rights.

         The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders on the one hand and the holders of Senior Debt on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Debt and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Debt; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Debt to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

SECTION 1207.  Trustee to Effectuate Subordination.

         Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.


SECTION 1208.  No Waiver of Subordination Provisions.

         No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew, increase or alter, Senior Debt, or otherwise amend or supplement in any manner Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding;
(ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (iii) release any Person liable in any manner for the payment or collection of Senior Debt; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

SECTION 1209.  Notice to Trustee.

         The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the exis tence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Debt or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

         Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Debt (or a trustee therefor) to establish that such notice has been given by a holder of Senior Debt (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.


SECTION 1210.  Reliance on Judicial Order or Certificate of
                  Liquidating Agent.

         Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Secu rities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Debt and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.


SECTION 1211.  Trustee Not Fiduciary for Holders of Senior Debt.

         The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Debt shall be entitled by virtue of this Article or otherwise.

SECTION 1212.  Rights of Trustee as Holder of Senior
                  Debt; Preservation of Trustee's Rights.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Debt which may at any time be held by it, to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.


SECTION 1213.  Article Applicable to Paying Agents.

         In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1212 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.


SECTION 1214.  Defeasance of this Article Twelve.

         The subordination of the Securities provided by this Article is expressly made subject to the provisions for defeasance or covenant defeasance in Article Thirteen hereof and, anything herein to the contrary notwithstanding, upon the effectiveness of any such defeasance or covenant defeasance, the Securities then outstanding shall thereupon cease to be subordinated pursuant to this Article Twelve.

                                ARTICLE THIRTEEN

                       Defeasance and Covenant Defeasance


SECTION 1301.  Company's Option to Effect Defeasance or
                  Covenant Defeasance.

         The Company may at its option by Board Resolution, at any time, elect to have either Section 1302 or Section 1303 applied to the Outstanding Securities upon compliance with the conditions set forth below in this Article Thirteen.


SECTION 1302.  Defeasance and Discharge.

         Upon the Company's exercise of the option provided in Section 1301 applicable to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities on the date the condi tions set forth below are satisfied (hereinafter, "defea sance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securi ties and to have satisfied all its other obligations under such Securities and this Indenture (including under Article Twelve) insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Securities to receive, solely from the trust fund described in
Section 1304 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Thirteen. Subject to compliance with this Article Thirteen, the Company may exercise its option under this Section 1302 notwithstanding the prior exercise of its option under Section 1303.

SECTION 1303.  Covenant Defeasance.

         Upon the Company's exercise of the option provided in Section 1301 applicable to this Section, (i) the Company shall be released from its obligations under Article Twelve, Sections 1005 through 1017, inclusive, and Clause (iv) of Section 801, (ii) the occurrence of an event specified in Section 501(4) (with respect to Clause (iv) of Section 801), 501(5) (with respect to any of Sections 1005 through 1017, inclusive), 501(6) and 501(7) shall not be deemed to be an Event of Default and (iii) the provisions of Article Twelve hereof shall cease to be effective on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, Clause or Article, whether directly or indirectly by reason of any reference elsewhere herein to any such Section, Clause or Article or by reason of any reference in any such Section, Clause or Article to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.


SECTION 1304.  Conditions to Defeasance or Covenant Defeasance.

         The following shall be the conditions to application of either Section 1302 or Section 1303 to the then Outstanding Securities:

                  (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combi nation thereof, sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (premium, if any) and each installment of interest, if any, on the Securities on the Stated Maturity of such principal or instalment of interest in accor dance with the terms of this Indenture and of such Securities.

                  (2) In the case of an election under Section 1302, the Company shall have deliv ered to the Trustee an Opinion of Counsel stating that
         (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred.

                  (3) In the case of an election under Section 1303, the Company shall have deliv ered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstand ing Securities will not recognize gain or loss for Federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred.

                  (4) The Company shall have delivered to the Trustee an Officer's Certificate to the effect that the Securities, if then listed on any securities exchange, will not be delisted as a result of such deposit.

                  (5) Such defeasance or covenant defea sance shall not cause the Trustee to have a conflicting interest as defined in Section 608 and for purposes of the Trust Indenture Act with respect to any securities of the Company.

                  (6) At the time of such deposit: (A) no default in the payment of all or a portion of principal of (or premium, if any) or interest on any Senior Debt shall have occurred and be continuing, and no event of default with respect to any Senior Debt shall have occurred and be continuing and shall have resulted in such Senior Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable and (B) no other event of default with respect to any Senior Debt shall have occurred and be continuing permitting (after notice or the lapse of time, or both) the holders of such Senior Debt (or a trustee on behalf of the holders thereof) to declare such Senior Debt due and payable prior to the date on which it would otherwise have become due and payable, or, in the case of either Clause
         (A) or Clause (B) above, each such default or event of default shall have been cured or waived or shall have ceased to exist.

                  (7) No Event of Default or Default shall have occurred and be continuing on the date of such deposit or, insofar as subsections 501(8) and (9) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                  (8) Such defeasance or covenant defeas ance shall not result in a breach or viola tion of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

                  (9) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1302 or the covenant defeasance under Section 1303 (as the case may be) have been complied with.

                  (10) Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company as defined in the Investment Company Act of 1940, as amended, or such trust shall be qualified under such act or exempt from regulation thereunder.

SECTION 1305. Deposited Money and U.S. Government Obligations to be Held in Trust; Other Miscellaneous Provisions.

         Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively, for purposes of this Section 1305, the "Trustee") pursuant to Section 1304 in respect of the Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may deter mine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law. Money so held in trust shall not be subject to the provi sions of Article Twelve.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Out standing Securities.

         Anything in this Article Thirteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Sec tion 1304 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or cove nant defeasance.

SECTION 1306.  Reinstatement.

         If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 1302 or 1303 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article Thirteen until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1302 or 1303; provided, however, that if the Company makes any payment of principal of (and premium, if any) or inter est on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.
                              --------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                     AMERICAN RADIO SYSTEMS
                                     CORPORATION


                                     By___________________________
                                       Name:
                                       Title:
Attest:


--------------------------



                                      FLEET NATIONAL BANK
                                               as Trustee


                                      By____________________________
                                        Name:
                                        Title:
Attest:


---------------------------

STATE OF NEW YORK  )   ss.:
COUNTY OF NEW YORK )


         On the 30th day of January, 1997, before me personally came Joseph L. Winn, to me known, who, being by me duly sworn, did depose and say that he is Chief Financial Officer of AMERICAN RADIO SYSTEMS CORPORATION, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Direc tors of said corporation, and that he signed his name thereto by like authority.



                           ------------------------------



STATE OF NEW YORK  )   ss.:
COUNTY OF NEW YORK )


         On the 30th day of January, 1997, before me personally came Frank McDonald, to me known, who, being by me duly sworn, did depose and say that he is a Vice President of Fleet National Bank, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                           ------------------------------